                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-881
                                  ---------------------------------------------

                            Columbia Funds Trust III
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

      One Financial Center, Boston, Massachusetts               02111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                           Vincent Pietropaolo, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, NA 02111
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                   ----------------------------

Date of fiscal year end: 9/30/04
                        --------------------------
Date of reporting period: 9/30/04
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

FORM N-CSR ITEMS - PERIOD ENDED 9/30/04

Columbia Funds Trust III

ITEM 1. REPORTS TO STOCKHOLDERS.

[GRAPHIC]

COLUMBIA MID CAP VALUE FUND

ANNUAL REPORT

SEPTEMBER 30, 2004

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

Fund Profile                                                                    1

Performance Information                                                         2

Understanding Your Expenses                                                     3

Economic Update                                                                 4

Portfolio Managers' Report                                                      5

Financial Statements                                                            7

   Investment Portfolio                                                         8

   Statement of Assets and Liabilities                                         13

   Statement of Operations                                                     14

   Statement of Changes in Net Assets                                          15

   Notes to Financial Statements                                               17

   Financial Highlights                                                        22

Report of Independent Registered Public Accounting Firm                        26

Unaudited Information                                                          27

Trustees                                                                       28

Officers                                                                       30

Important Information About This Report                                        31

Columbia Funds                                                                 32

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

 NOT FDIC    MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

PRESIDENT'S MESSAGE

                                                     COLUMBIA MID CAP VALUE FUND

DEAR SHAREHOLDER:

Your fund's legal and management team here at Columbia Funds have been working hard to strengthen our mutual fund services operation and to ensure that all operations and processes comply with legal and regulatory standards. In the coming months, we will continue to monitor the oversight enhancements recently put in place by your fund's Board of Trustees and make every effort to protect the interests of all our shareholders in everything we do.

In our last report, we announced that your fund's advisor, Columbia Management Advisors, Inc., and your fund's distributor, Columbia Funds Distributor, Inc., had reached an agreement with the Securities and Exchange Commission and the New York Attorney General to settle charges involving market timing in some of our mutual funds. We want to reassure you that the settlement and all associated legal fees will be paid by Columbia Management, not by the affected funds or their shareholders.

Recently the Securities and Exchange Commission has adopted new rules regarding mutual fund governance. We think it is important for you to know that Columbia Management complied with the majority of these rules well before they were adopted. Your fund's Board of Trustees has taken the following important steps to strengthen its capacity to oversee your fund and to comply with SEC rules.

- THE BOARD OF TRUSTEES APPOINTED MARY JOAN HOENE AS CHIEF COMPLIANCE OFFICER OF COLUMBIA FUNDS. IN THIS ROLE, MS. HOENE WILL REPORT DIRECTLY TO THE BOARD OF TRUSTEES AND WILL WORK WITH THE BOARD OF TRUSTEES AS WELL AS THE SENIOR LEADERSHIP OF COLUMBIA MANAGEMENT, THE INVESTMENT MANAGEMENT ARM OF BANK OF AMERICA, AND WITH BANK OF AMERICA'S PRINCIPAL COMPLIANCE EXECUTIVES. SHE WILL FOCUS ON THE OVERALL COMPLIANCE PROGRAM OF THE FUNDS AND THE RESPONSIBILITY AND PERFORMANCE OF THE FUND'S SERVICE PROVIDERS.

   PRIOR TO HER APPOINTMENT, MS. HOENE WAS A PARTNER IN THE LAW FIRM OF CARTER, LEDYARD & MILBURN, LLP. PREVIOUSLY SHE ALSO SERVED AS ASSOCIATE DIRECTOR AND DEPUTY DIRECTOR FOR THE SECURITIES AND EXCHANGE COMMISSION DIVISION OF INVESTMENT MANAGEMENT. AS AN ACTIVE ADVISOR, MS. HOENE HAS HELPED SEVERAL FUND BOARDS DEVELOP INDEPENDENT BOARD PRACTICES. THE BOARD IS PLEASED TO HAVE MS. HOENE, WITH HER BROAD AND EXTENSIVE EXPERIENCE, IN THIS IMPORTANT NEW POSITION.

- THE BOARD OF TRUSTEES HAS ESTABLISHED OPERATIONAL GUIDELINES THAT RESULT IN STRONGER, MORE VIGILANT TRUSTEESHIP ACROSS THE ENTIRE COLUMBIA MANAGEMENT ORGANIZATION. BOARD COMMITTEES HAVE BEEN ESTABLISHED TO OVERSEE PRODUCTS BY FUND CATEGORY, ALLOWING FOR GREATER SPECIALIZATION AMONG BOARD TRUSTEES. SHAREHOLDERS WILL ELECT BOARD MEMBERS EVERY FIVE YEARS, BEGINNING IN 2005.

- IN ADDITION TO ENHANCEMENTS TO OVERSIGHT WITHIN COLUMBIA MANAGEMENT, OUR PARENT COMPANY -- BANK OF AMERICA -- HAS ALSO INCREASED THE ROLE THAT SUCH PROFESSIONALS PLAY WITHIN THE BROADER ORGANIZATION. A CHIEF COMPLIANCE OFFICER HAS BEEN NAMED TO REPORT DIRECTLY TO KEN LEWIS, BANK OF AMERICA'S CHIEF EXECUTIVE OFFICER. BANK OF AMERICA HAS ALSO ADOPTED A CORPORATE CODE OF ETHICS COMMITTEE, AN INTERNAL COMPLIANCE CONTROLS COMMITTEE AND A REGULATORY IMPLEMENTATION GROUP TO ENSURE FULL ALIGNMENT AND EXECUTION OF REMEDIAL ACTIONS AND BEST PRACTICES ACROSS THE COMPANY.

   In the Pages That Follow, You'll Find a Discussion of the Economic Environment During the Period, Followed by a Detailed Report From the Fund's Manager On Key Factors That Influenced Performance. This Report is Rich in Information, and You Should Discuss It With Your Financial Advisor If You Have Questions.

We are committed to providing quality products and services to our shareholders, strengthening your confidence in us, and working hard to help you achieve financial success. It is a privilege to play a role in your financial future, and we value your business. Thank you for choosing Columbia Management.

Sincerely,

/s/ Christopher Wilson

Christopher Wilson
HEAD OF MUTUAL FUNDS, COLUMBIA MANAGEMENT

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's chief liaison to the mutual fund boards of trustees.

Chris joined Bank of America in August 2004.

FUND PROFILE

                                                     COLUMBIA MID CAP VALUE FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

SECTORS AS OF 09/30/04 (%)

   Financials                                23.0
   Consumer discretionary                    16.3
   Industrials                               13.6
   Materials                                 12.9
   Energy                                     8.2
   Information technology                     7.3
   Utilities                                  6.6
   Health care                                5.7
   Consumer staples                           4.5
   Telecommunication services                 1.9

TOP 10 HOLDINGS AS OF 09/30/04 (%)

   XTO Energy, Inc.                           3.4
   Golden West Financial Corp.                2.6
   Dean Foods Co.                             2.1
   Federated Department Stores, Inc.          1.9
   Telephone & Data Systems, Inc.             1.8
   Amerada Hess Corp.                         1.7
   The Brink's Company                        1.5
   Carlisle Companies, Inc.                   1.5
   Sovereign Bancorp, Inc.                    1.5
   International Flavors & Fragrances, Inc.   1.5

Portfolio holdings are calculated as a percentage of net assets. Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

(C) 2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 09/30/2004.

[SIDENOTE]

SUMMARY

- FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2004, THE FUND'S CLASS A SHARES RETURNED 19.89% WITHOUT SALES CHARGE.

- A STRONG MARKET ENVIRONMENT FOR MID-CAP VALUE STOCKS HELPED THE FUND, ITS BENCHMARKS AND PEER GROUP GENERATE ATTRACTIVE DOUBLE-DIGIT RETURNS.

- ABOVE-INDEX EXPOSURE AND GOOD STOCK SELECTION IN THE ENERGY SECTOR PROPELLED THE FUND'S RETURN DURING A PERIOD OF RECORD-HIGH COMMODITY PRICES. STOCK SELECTION IN THE CONSUMER DISCRETIONARY SECTOR AND AN UNUSUALLY HIGH CASH POSITION RESTRAINED THE FUND'S RETURN RELATIVE TO ITS BENCHMARK, THE RUSSELL MIDCAP VALUE INDEX, AND ITS PEER GROUP, THE MORNINGSTAR(R) MID-CAP VALUE FUNDS CATEGORY.

[CHART]

CLASS A SHARES                19.89%
RUSSELL MIDCAP VALUE INDEX    25.62%

                                    OBJECTIVE
 Seeks long term growth by investing primarily in middle capitalization equities

                                TOTAL NET ASSETS
                                $1,727.9 million

MORNINGSTAR STYLE BOX

[GRAPHIC]

PERFORMANCE INFORMATION

                                                     COLUMBIA MID CAP VALUE FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 10/01/94 - 09/30/04

               CLASS A SHARES        CLASS A SHARES
             WITHOUT SALES CHARGE   WITH SALES CHARGE   RUSSELL MIDCAP VALUE INDEX   S&P MIDCAP 400 INDEX
 10/1/1994         $ 10,000             $  9,425                 $ 10,000                 $ 10,000
10/31/1994         $ 10,174             $  9,589                 $  9,991                 $ 10,109
11/30/1994         $  9,637             $  9,083                 $  9,550                 $  9,653
12/31/1994         $  9,740             $  9,180                 $  9,666                 $  9,742
 1/31/1995         $  9,732             $  9,173                 $  9,939                 $  9,844
 2/28/1995         $ 10,263             $  9,672                 $ 10,440                 $ 10,360
 3/31/1995         $ 10,648             $ 10,036                 $ 10,637                 $ 10,540
 4/30/1995         $ 10,866             $ 10,241                 $ 10,862                 $ 10,752
 5/31/1995         $ 11,388             $ 10,733                 $ 11,299                 $ 11,011
 6/30/1995         $ 11,861             $ 11,179                 $ 11,560                 $ 11,459
 7/31/1995         $ 12,468             $ 11,751                 $ 11,963                 $ 12,058
 8/31/1995         $ 12,654             $ 11,926                 $ 12,198                 $ 12,281
 9/30/1995         $ 13,131             $ 12,376                 $ 12,477                 $ 12,578
10/31/1995         $ 13,067             $ 12,315                 $ 12,234                 $ 12,255
11/30/1995         $ 13,383             $ 12,613                 $ 12,903                 $ 12,790
12/31/1995         $ 13,440             $ 12,668                 $ 13,044                 $ 12,758
 1/31/1996         $ 13,756             $ 12,965                 $ 13,361                 $ 12,943
 2/29/1996         $ 14,205             $ 13,388                 $ 13,488                 $ 13,383
 3/31/1996         $ 14,381             $ 13,554                 $ 13,772                 $ 13,544
 4/30/1996         $ 14,935             $ 14,076                 $ 13,889                 $ 13,957
 5/31/1996         $ 15,365             $ 14,481                 $ 14,023                 $ 14,145
 6/30/1996         $ 15,197             $ 14,323                 $ 14,038                 $ 13,933
 7/31/1996         $ 14,495             $ 13,662                 $ 13,370                 $ 12,990
 8/31/1996         $ 14,846             $ 13,992                 $ 13,931                 $ 13,739
 9/30/1996         $ 15,855             $ 14,944                 $ 14,443                 $ 14,338
10/31/1996         $ 15,846             $ 14,935                 $ 14,822                 $ 14,380
11/30/1996         $ 16,496             $ 15,547                 $ 15,753                 $ 15,190
12/31/1996         $ 16,189             $ 15,258                 $ 15,687                 $ 15,206
 1/31/1997         $ 16,765             $ 15,801                 $ 16,180                 $ 15,777
 2/28/1997         $ 16,874             $ 15,904                 $ 16,453                 $ 15,647
 3/31/1997         $ 15,840             $ 14,929                 $ 15,953                 $ 14,981
 4/30/1997         $ 16,218             $ 15,286                 $ 16,355                 $ 15,369
 5/31/1997         $ 17,491             $ 16,486                 $ 17,318                 $ 16,712
 6/30/1997         $ 18,177             $ 17,132                 $ 17,961                 $ 17,181
 7/31/1997         $ 19,758             $ 18,622                 $ 19,293                 $ 18,882
 8/31/1997         $ 19,361             $ 18,248                 $ 19,068                 $ 18,860
 9/30/1997         $ 20,664             $ 19,476                 $ 20,250                 $ 19,944
10/31/1997         $ 20,325             $ 19,157                 $ 19,634                 $ 19,077
11/30/1997         $ 20,892             $ 19,691                 $ 20,296                 $ 19,359
12/31/1997         $ 21,561             $ 20,321                 $ 21,073                 $ 20,110
 1/31/1998         $ 21,604             $ 20,362                 $ 20,664                 $ 19,728
 2/28/1998         $ 23,583             $ 22,227                 $ 22,045                 $ 21,361
 3/31/1998         $ 24,616             $ 23,201                 $ 23,180                 $ 22,325
 4/30/1998         $ 24,801             $ 23,375                 $ 23,050                 $ 22,733
 5/31/1998         $ 23,962             $ 22,584                 $ 22,511                 $ 21,710
 6/30/1998         $ 24,408             $ 23,005                 $ 22,583                 $ 21,847
 7/31/1998         $ 23,288             $ 21,949                 $ 21,438                 $ 20,999
 8/31/1998         $ 19,448             $ 18,329                 $ 18,424                 $ 17,091
 9/30/1998         $ 20,589             $ 19,405                 $ 19,500                 $ 18,686
10/31/1998         $ 21,938             $ 20,676                 $ 20,763                 $ 20,357
11/30/1998         $ 23,144             $ 21,813                 $ 21,492                 $ 21,372
12/31/1998         $ 24,651             $ 23,234                 $ 22,146                 $ 23,954
 1/31/1999         $ 24,358             $ 22,957                 $ 21,630                 $ 23,022
 2/28/1999         $ 22,782             $ 21,472                 $ 21,154                 $ 21,816
 3/31/1999         $ 23,187             $ 21,854                 $ 21,456                 $ 22,425
 4/30/1999         $ 24,425             $ 23,021                 $ 23,488                 $ 24,194
 5/31/1999         $ 24,650             $ 23,233                 $ 23,587                 $ 24,298
 6/30/1999         $ 25,865             $ 24,378                 $ 23,856                 $ 25,598
 7/31/1999         $ 25,201             $ 23,752                 $ 23,259                 $ 25,055
 8/31/1999         $ 24,392             $ 22,989                 $ 22,455                 $ 24,196
 9/30/1999         $ 23,750             $ 22,385                 $ 21,318                 $ 23,448
10/31/1999         $ 24,672             $ 23,253                 $ 21,947                 $ 24,644
11/30/1999         $ 25,471             $ 24,006                 $ 21,546                 $ 25,938
12/31/1999         $ 26,895             $ 25,348                 $ 22,123                 $ 27,479
 1/31/2000         $ 25,908             $ 24,418                 $ 20,800                 $ 26,704
 2/29/2000         $ 26,483             $ 24,960                 $ 19,931                 $ 28,573
 3/31/2000         $ 29,205             $ 27,526                 $ 22,346                 $ 30,965
 4/30/2000         $ 28,832             $ 27,174                 $ 22,436                 $ 29,884
 5/31/2000         $ 28,258             $ 26,633                 $ 22,821                 $ 29,510
 6/30/2000         $ 27,922             $ 26,316                 $ 21,970                 $ 29,944
 7/31/2000         $ 28,622             $ 26,977                 $ 22,484                 $ 30,417
 8/31/2000         $ 30,947             $ 29,167                 $ 23,863                 $ 33,815
 9/30/2000         $ 30,396             $ 28,648                 $ 24,092                 $ 33,585
10/31/2000         $ 30,633             $ 28,871                 $ 24,549                 $ 32,446
11/30/2000         $ 28,734             $ 27,081                 $ 24,230                 $ 29,997
12/31/2000         $ 31,058             $ 29,272                 $ 26,367                 $ 32,292
 1/31/2001         $ 31,148             $ 29,357                 $ 26,272                 $ 33,012
 2/28/2001         $ 30,616             $ 28,855                 $ 26,162                 $ 31,127
 3/31/2001         $ 29,743             $ 28,033                 $ 25,437                 $ 28,814
 4/30/2001         $ 31,876             $ 30,043                 $ 26,837                 $ 31,992
 5/31/2001         $ 32,822             $ 30,935                 $ 27,599                 $ 32,738
 6/30/2001         $ 32,245             $ 30,391                 $ 27,232                 $ 32,607
 7/31/2001         $ 32,364             $ 30,503                 $ 27,123                 $ 32,121
 8/31/2001         $ 31,535             $ 29,722                 $ 26,626                 $ 31,070
 9/30/2001         $ 28,262             $ 26,637                 $ 24,086                 $ 27,205
10/31/2001         $ 28,646             $ 26,999                 $ 24,214                 $ 28,408
11/30/2001         $ 30,319             $ 28,576                 $ 25,909                 $ 30,521
12/31/2001         $ 31,744             $ 29,919                 $ 26,984                 $ 32,099
 1/31/2002         $ 31,833             $ 30,003                 $ 27,257                 $ 31,932
 2/28/2002         $ 32,117             $ 30,270                 $ 27,698                 $ 31,971
 3/31/2002         $ 33,632             $ 31,699                 $ 29,113                 $ 34,256
 4/30/2002         $ 33,706             $ 31,768                 $ 29,093                 $ 34,095
 5/31/2002         $ 33,720             $ 31,781                 $ 29,049                 $ 33,519
 6/30/2002         $ 31,966             $ 30,128                 $ 27,754                 $ 31,066
 7/31/2002         $ 29,339             $ 27,652                 $ 25,037                 $ 28,052
 8/31/2002         $ 29,665             $ 27,959                 $ 25,327                 $ 28,195
 9/30/2002         $ 26,814             $ 25,272                 $ 22,769                 $ 25,923
10/31/2002         $ 27,393             $ 25,818                 $ 23,493                 $ 27,045
11/30/2002         $ 28,817             $ 27,160                 $ 24,973                 $ 28,611
12/31/2002         $ 27,852             $ 26,250                 $ 24,379                 $ 27,435
 1/31/2003         $ 27,050             $ 25,494                 $ 23,704                 $ 26,634
 2/28/2003         $ 26,484             $ 24,962                 $ 23,310                 $ 26,000
 3/31/2003         $ 26,469             $ 24,947                 $ 23,389                 $ 26,219
 4/30/2003         $ 28,176             $ 26,556                 $ 25,167                 $ 28,122
 5/31/2003         $ 29,810             $ 28,096                 $ 27,382                 $ 30,453
 6/30/2003         $ 30,004             $ 28,279                 $ 27,573                 $ 30,840
 7/31/2003         $ 30,820             $ 29,048                 $ 28,431                 $ 31,935
 8/31/2003         $ 31,785             $ 29,957                 $ 29,440                 $ 33,385
 9/30/2003         $ 31,206             $ 29,412                 $ 29,211                 $ 32,874
10/31/2003         $ 33,359             $ 31,441                 $ 31,355                 $ 35,359
11/30/2003         $ 34,117             $ 32,155                 $ 32,264                 $ 36,590
12/31/2003         $ 35,512             $ 33,470                 $ 33,658                 $ 37,208
 1/31/2004         $ 36,165             $ 34,086                 $ 34,546                 $ 38,016
 2/29/2004         $ 37,265             $ 35,122                 $ 35,400                 $ 38,928
 3/31/2004         $ 37,309             $ 35,164                 $ 35,456                 $ 39,092
 4/30/2004         $ 36,567             $ 34,464                 $ 33,956                 $ 37,809
 5/31/2004         $ 37,145             $ 35,009                 $ 34,826                 $ 38,592
 6/30/2004         $ 38,274             $ 36,073                 $ 36,069                 $ 39,472
 7/31/2004         $ 36,613             $ 34,508                 $ 35,091                 $ 37,629
 8/31/2004         $ 36,404             $ 34,311                 $ 35,656                 $ 37,531
 9/30/2004         $ 37,437             $ 35,284                 $ 36,694                 $ 38,648

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Standard & Poor's (S&P) MidCap 400 Index is an unmanaged market value-weighted index that tracks the performance of 400 mid-cap U.S. companies. The S&P MidCap 400 Index was the fund's previous benchmark. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)

   SHARE CLASS                    A                  B                  C            Z
------------------------------------------------------------------------------------------
   INCEPTION                  07/21/49           06/08/92           08/01/97      02/08/01
------------------------------------------------------------------------------------------
   SALES CHARGE            WITHOUT   WITH     WITHOUT   WITH     WITHOUT    WITH   WITHOUT
------------------------------------------------------------------------------------------
   1-year                   19.89    12.99     18.95    13.95     18.99    17.99   20.17
   5-year                    9.51     8.23      8.69     8.40      8.69     8.69    9.79
   10-year                  14.11    13.44     13.26    13.26     13.27    13.27   14.26

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12b-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Class Z share performance information includes returns for the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the class Z shares. The class Z share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A and the class Z shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class Z shares would have been different. Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class A shares were initially offered on July 21, 1949. Class B shares were initially offered on June 8, 1992, class C shares were initially offered on August 1, 1997 and class Z shares were initially offered on February 8, 2001.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 10/01/94 - 09/30/04 ($)

   SALES CHARGE:     WITHOUT        WITH
--------------------------------------------
   Class A            37,437       35,284
   Class B            34,723       34,723
   Class C            34,775       34,775
   Class Z            37,937          n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

UNDERSTANDING YOUR EXPENSES

                                                     COLUMBIA MID CAP VALUE FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

APRIL 1, 2004 - SEPTEMBER 30, 2004

                 ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE        EXPENSES PAID
              BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)     DURING THE PERIOD ($)    FUND'S ANNUALIZED
                ACTUAL    HYPOTHETICAL       ACTUAL    HYPOTHETICAL   ACTUAL     HYPOTHETICAL   EXPENSE RATIO (%)
   Class A     1,000.00     1,000.00        1,003.40     1,019.45      5.56          5.60             1.11
   Class B     1,000.00     1,000.00          999.75     1,015.70      9.30          9.37             1.86
   Class C     1,000.00     1,000.00          999.35     1,015.70      9.30          9.37             1.86
   Class Z     1,000.00     1,000.00        1,004.60     1,020.65      4.36          4.39             0.87

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT www.columbiafunds.com OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

ECONOMIC UPDATE

                                                     COLUMBIA MID CAP VALUE FUND

Despite uncertainty about job growth, rising energy prices and a slowdown in consumer spending, the US economy grew at a pace of more than 4.5% during the 12-month period that began October 1, 2003 and ended September 30, 2004. Growth encountered a soft patch in the second quarter of 2004, but monthly data suggested that it picked up again in the third quarter.

Job growth dominated the economic news during this reporting period: When more than one million jobs were created in the spring of 2004, consumer confidence soared to its highest level in two years. However, when job growth fell below expectations during the summer months, consumer confidence also fell. According to the Labor Department's payroll survey, the job market has not fully recovered from the losses incurred during the economic downturn of 2000-2001, and that has left consumers more cautious about the months ahead.

Consumer spending held up for most of the period, as last year's tax rebates and tax cuts worked their way into household budgets. Even when spending declined during the summer, housing activity remained strong. Also, the business sector stepped into the gap created by sagging consumer spending. Industrial production rose; factories utilized more of their capacity; and spending on technology, capital equipment and construction picked up.

STOCKS OUTPERFORMED BONDS

Buoyed by strong gains at the beginning of the period, the S&P 500 Index returned 13.87% during this 12-month reporting period. However, concerns about new terror threats and higher interest rates and energy prices helped sideline investors as the period wore on. Late in the period, leadership passed from small-cap stocks to mid- and large-cap stocks. Value stocks continued to lead growth stocks until the final month of the period, when small- and mid-cap growth stocks bested their value counterparts. Energy and real estate investment trusts were the best-performing sectors.

BONDS DELIVER RESPECTABLE GAINS

Despite periods of interest-rate volatility, the US bond market delivered respectable gains during the period. Bond prices sagged in the spring when job growth picked up and investors began to anticipate higher short term interest rates. However, a shaky stock market, higher energy prices and some mixed economic data gave the bond market a boost in the last three months of the period. The 10-year Treasury yield ended the period at 4.1%, very close to where it started.

In this environment, the Lehman Brothers Aggregate Bond Index returned 3.68%. High-yield bonds gained 12.23%, as measured by the Merrill Lynch US High Yield, Cash Pay Index. However, most of those gains were achieved during the first half of the reporting period. In the second half, slower economic growth and high valuations made high-yield bonds less attractive.

After a year of the lowest short-term interest rates in recent history, the Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.0% to 1.75% in three equal steps during the period. The Fed indicated that it would continue to raise short-term interest rates at a "measured pace," in an attempt to balance economic growth against inflationary pressures.

[SIDENOTE]

SUMMARY

FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2004

- STOCK PRICES ROSE, AS MEASURED BY THE S&P 500 INDEX AND THE BROADER RUSSELL 3000 INDEX. MANY SECTORS RETREATED AS SHORT-TERM INTEREST RATES MOVED HIGHER IN THE SUMMER AND A HOST OF UNCERTAINTIES UNSETTLED INVESTORS.

S&P 500 INDEX           13.87%
RUSSELL 3000 INDEX      14.26%

- DESPITE INTEREST RATE VOLATILITY, INVESTMENT GRADE BONDS CHALKED UP RESPECTABLE GAINS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX RETURNED 3.68%. HIGH-YIELD BONDS, WHICH CAN BE LESS SENSITIVE TO CHANGING INTEREST RATES, LED THE FIXED INCOME MARKETS. THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX RETURNED 12.23%.

MERRILL LYNCH INDEX     12.23%
LEHMAN INDEX             3.68%

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 3000 Index is an unmanaged index that tracks the performance of the 3,000 largest US companies based on total market capitalization.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

PORTFOLIO MANAGERS' REPORT

                                                     COLUMBIA MID CAP VALUE FUND

For the 12-month period ended September 30, 2004, Class A shares of Columbia Mid Cap Value Fund returned 19.89% without sales charge. That was less than the fund's benchmark, the Russell Midcap Value Index, which returned 25.62% for the same period. The fund also trailed its peer group, the Morningstar(R) Mid-Cap Value Fund Category average, which gained 20.89%.(1)

Strong gains from energy holdings were a large contributor to the fund's return. Disappointing results from consumer-related companies and a larger-than-normal cash position throughout most of the period restrained the fund's competitive performance.

NEW MANAGEMENT TEAM IN PLACE

The fund phased in a new management team during the second half of the period. We continued to use a disciplined approach to finding attractive value stocks among middle capitalization companies. Our approach is to look for companies whose valuation metrics--such as price/earnings, price/sales, price/book value--are cheap compared to their mid-cap peers. We then use fundamental research to identify companies with currently depressed operating margins that we feel have the potential to increase margins over a one- to three-year time horizon. The result of this process is a portfolio of companies with attractive valuations that we believe offer good earnings potential. We seek to manage risk by constructing a portfolio with characteristics similar to the Russell Midcap Value Index, and adding value through stock selection.

NEW POSITIONS IN REITS AND UTILITIES

We increased exposure to real estate investment trusts (REITs) by adding Host Marriott to the portfolio. While REITs in general were strong performers, Host Marriott, a hotel property REIT, also stands to benefit from the improved travel economy. We boosted the fund's stake in utilities with the addition of Constellation Energy, a Baltimore-based utility. We thought Constellation's valuation seemed attractive based on potential upside in the energy trading business, as well as the company's strong balance sheet and superior management.

ENERGY STOCKS SURGED AHEAD

Tight supplies of oil and natural gas in global markets and surging demand from India and China combined to raise oil prices to record levels during the period. The fund benefited from excellent stock selection and an above-index weight in energy companies. Oil driller

(1) (C) 2004, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 09/30/04 ($)

   Class A                             25.20
   Class B                             23.04
   Class C                             23.75
   Class Z                             25.50

HOLDINGS DISCUSSED IN THIS REPORT AS OF 09/30/04 (%)

   Host Marriott Corp., REIT             0.7
   Constellation Energy Group, Inc.      0.9
   Transocean, Inc.                      0.9
   XTO Energy, Inc.                      3.4
   Brinker International, Inc.           1.1
   New York Times Co., Class A           0.8
   Superior Industries International     0.6

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Transocean gained 78% during the period, thanks to higher activity levels and its ability to generate higher revenues. XTO Energy, the fund's largest holding, rose 93%. We trimmed the fund's position to lock in gains and redeployed those assets elsewhere within the energy sector.

CONSUMER STOCKS, CASH POSITION RESTRAINED RELATIVE RETURN

The bulk of the fund's shortfall compared to its benchmark was the result of stock selection in the consumer discretionary area. Holdings of Brinker International, owner and operator of the Chili's Restaurant chain, were hurt by a general slump in casual dining as well as some operational issues. Weak advertising revenues contributed to a decline in New York Times shares. Aluminum wheel manufacturer Superior International Industries was derailed by manufacturing issues and pricing pressures.

Finally, we maintained a cash cushion of 5% to 6%. This limited returns as value stocks appreciated. By the end of the period, we had reduced the fund's cash and short term obligations to approximately 4%.

POSITIONED FOR OPPORTUNITY

We believe that the US economy will continue to grow, albeit at a slower pace. In this environment, we will continue to seek attractively valued stocks of companies that have the potential to improve operating performance from depressed levels. We believe that these investments are available at any point in the economic or market cycle, creating ample opportunity for the fund.

               Diane Sobin has co-managed Columbia Mid Cap Value Fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since August 2001.

               /s/ Diane Sobin

               David Hoffman has co-managed Columbia Mid Cap Value Fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since August 2001.

               /s/ David Hoffman

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

Investing in medium-sized companies involves certain risks, including price fluctuations caused by economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

[SIDENOTE]

WE PLAN TO CONTINUE TO SEEK OUT ATTRACTIVELY VALUED STOCKS OF COMPANIES WHICH HAVE PROSPECTS FOR IMPROVEMENT IN OPERATING FUNDAMENTALS AND SHARE PRICE APPRECIATION.

FINANCIAL STATEMENTS

SEPTEMBER 30, 2004                                   COLUMBIA MID CAP VALUE FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO

SEPTEMBER 30, 2004                                   COLUMBIA MID CAP VALUE FUND

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 96.1%

CONSUMER DISCRETIONARY - 15.7%

                      AUTO COMPONENTS - 3.7%   BorgWarner, Inc.                                        184,800        7,999,992
                                               Gentex Corp.                                            302,100       10,612,773
                                               Johnson Controls, Inc.                                  300,300       17,060,043
                                               Lear Corp.                                              349,200       19,013,940
                                               Superior Industries International                       320,900        9,610,955
                                                                                         Auto Components Total       64,297,703

        HOTELS, RESTAURANTS & LEISURE - 2.9%   Brinker International, Inc. (a)                         602,850       18,778,778
                                               Darden Restaurants, Inc.                                309,800        7,224,536
                                               Harrah's Entertainment, Inc.                            276,400       14,643,672
                                               Six Flags, Inc. (a)                                   1,625,300        8,841,632
                                                                                         Hotels, Restaurants &
                                                                                                 Leisure Total       49,488,618

                   HOUSEHOLD DURABLES - 0.6%   Newell Rubbermaid, Inc.                                 548,100       10,983,924
                                                                                      Household Durables Total       10,983,924

         LEISURE EQUIPMENT & PRODUCTS - 0.6%   Mattel, Inc.                                            563,300       10,212,629
                                                                                           Leisure Equipment &
                                                                                                Products Total       10,212,629

                                MEDIA - 1.8%   Knight-Ridder, Inc.                                     182,400       11,938,080
                                               Mediacom Communications Corp. (a)                       867,900        5,667,387
                                               New York Times Co., Class A                             339,900       13,290,090
                                                                                                   Media Total       30,895,557

                     MULTILINE RETAIL - 1.9%   Federated Department Stores, Inc.                       731,600       33,236,588
                                                                                        Multiline Retail Total       33,236,588

                     SPECIALTY RETAIL - 3.7%   Boise Cascade Corp.                                     346,200       11,521,536
                                               Borders Group, Inc.                                     736,600       18,267,680
                                               Ross Stores, Inc.                                       459,600       10,773,024
                                               TJX Companies, Inc.                                   1,040,000       22,921,600
                                                                                        Specialty Retail Total       63,483,840

     TEXTILES, APPAREL & LUXURY GOODS - 0.5%   Wolverine World Wide, Inc.                              343,500        8,656,200
                                                                                           Textiles, Apparel &
                                                                                            Luxury Goods Total        8,656,200
                                                                                                                 --------------
                                                                                        CONSUMER DISCRETIONARY
                                                                                                         TOTAL      271,255,059

CONSUMER STAPLES - 4.3%

                            BEVERAGES - 0.9%   Pepsi Bottling Group, Inc.                              595,600       16,170,540
                                                                                               Beverages Total       16,170,540

                        FOOD PRODUCTS - 2.6%   Dean Foods Co. (a)                                    1,204,600       36,162,092
                                               Hormel Foods Corp.                                      342,700        9,177,506
                                                                                           Food Products Total       45,339,598

                    PERSONAL PRODUCTS - 0.8%   Avon Products, Inc.                                     304,900       13,318,032
                                                                                       Personal Products Total       13,318,032
                                                                                                                 --------------
                                                                                        CONSUMER STAPLES TOTAL       74,828,170

ENERGY - 7.9%

          ENERGY EQUIPMENT & Services - 2.8%   BJ Services Co.                                         234,600       12,295,386
                                               Noble Corp. (a)                                         274,800       12,352,260
                                               Transocean, Inc. (a)                                    420,800       15,056,224
                                               Weatherford International Ltd. (a)                      172,300        8,790,746
                                                                                            Energy Equipment &
                                                                                                Services Total       48,494,616

See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

ENERGY - (CONTINUED)

                            OIL & GAS - 5.1%   Amerada Hess Corp.                                      334,100       29,734,900
                                               XTO Energy, Inc.                                      1,791,341       58,182,756
                                                                                               Oil & Gas Total       87,917,656
                                                                                                                 --------------
                                                                                                  ENERGY TOTAL      136,412,272

FINANCIALS - 22.1%

                      CAPITAL MARKETS - 3.0%   Bear Stearns Companies, Inc.                            185,900       17,878,003
                                               Janus Capital Group, Inc.                             1,477,800       20,112,858
                                               Lehman Brothers Holdings, Inc.                          167,400       13,345,128
                                                                                         Capital Markets Total       51,335,989

                     COMMERCIAL BANKS - 4.7%   Banknorth Group, Inc.                                   623,000       21,805,000
                                               City National Corp.                                     322,800       20,965,860
                                               Cullen/Frost Bankers, Inc.                              191,500        8,899,005
                                               North Fork Bancorporation, Inc.                         559,900       24,887,555
                                               UnionBanCal Corp.                                        76,670        4,539,630
                                                                                        Commercial Banks Total       81,097,050

                            INSURANCE - 4.6%   Ambac Financial Group, Inc.                             312,150       24,956,392
                                               Cincinnati Financial Corp.                              193,935        7,994,001
                                               Loews Corp.                                             226,000       13,221,000
                                               Nationwide Financial Services, Inc.,
                                               Class A                                                 309,900       10,880,589
                                               Old Republic International Corp.                        207,550        5,194,977
                                               St. Paul Travelers Companies, Inc.                      282,100        9,326,226
                                               Willis Group Holdings Ltd.                              240,300        8,987,220
                                                                                               Insurance Total       80,560,405

                          REAL ESTATE - 0.7%   Host Marriott Corp., REIT (a)                           835,900       11,727,677
                                                                                             Real Estate Total       11,727,677

           THRIFTS & MORTGAGE FINANCE - 9.1%   Golden West Financial Corp.                             401,400       44,535,330
                                               GreenPoint Financial Corp.                              515,550       23,849,343
                                               PMI Group, Inc.                                         558,800       22,676,104
                                               Radian Group, Inc.                                      440,000       20,341,200
                                               Sovereign Bancorp, Inc.                               1,188,100       25,924,342
                                               Webster Financial Corp.                                 405,900       20,047,401
                                                                                            Thrifts & Mortgage
                                                                                                 Finance Total      157,373,720
                                                                                                                 --------------
                                                                                              FINANCIALS TOTAL      382,094,841

HEALTH CARE - 5.5%

     HEALTH CARE EQUIPMENT & SUPPLIES - 2.6%   Biomet, Inc.                                            391,600       18,358,208
                                               Millipore Corp. (a)                                     346,800       16,594,380
                                               Varian, Inc. (a)                                        273,000       10,338,510
                                                                                       Health Care Equipment &
                                                                                                Supplies Total       45,291,098

     HEALTH CARE PROVIDERS & SERVICES - 2.9%   Anthem, Inc. (a)                                         96,800        8,445,800
                                               First Health Group Corp. (a)                            790,800       12,723,972
                                               HCA, Inc.                                               306,400       11,689,160
                                               WellPoint Health Networks, Inc. (a)                     154,600       16,246,914
                                                                                       Health Care Providers &
                                                                                                Services Total       49,105,846
                                                                                                                 --------------
                                                                                             HEALTH CARE TOTAL       94,396,944

                                 See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

INDUSTRIALS - 13.0%

                  AEROSPACE & DEFENSE - 1.0%   Alliant Techsystems, Inc. (a)                           182,500       11,041,250
                                               Northrop Grumman Corp.                                  122,600        6,538,258
                                                                                           Aerospace & Defense
                                                                                                         Total       17,579,508

              AIR FREIGHT & LOGISTICS - 0.7%   CNF, Inc.                                               285,400       11,698,546
                                                                                                 Air Freight &
                                                                                               Logistics Total       11,698,546

                             AIRLINES - 0.3%   AMR Corp. (a)                                           806,900        5,914,577
                                                                                                Airlines Total        5,914,577

       COMMERCIAL SERVICES & SUPPLIES - 4.2%   Adesa, Inc. (a)                                         317,400        5,214,882
                                               The Brink's Company                                     878,000       26,489,260
                                               Cendant Corp.                                         1,182,800       25,548,480
                                               Manpower, Inc.                                          323,600       14,396,964
                                                                                         Commercial Services &
                                                                                                Supplies Total       71,649,586

                 ELECTRICAL EQUIPMENT - 1.1%   Ametek, Inc.                                            394,600       11,964,272
                                               Hubbell, Inc., Class B                                  167,300        7,500,059
                                                                                          Electrical Equipment
                                                                                                         Total       19,464,331

             INDUSTRIAL CONGLOMERATES - 1.5%   Carlisle Companies, Inc.                                407,000       26,019,510
                                                                                      Industrial Conglomerates
                                                                                                         Total       26,019,510

                            MACHINERY - 4.2%   AGCO Corp. (a)                                          420,200        9,504,924
                                               Dover Corp.                                             263,600       10,246,132
                                               Ingersoll-Rand Co., Class A                             267,200       18,161,584
                                               Navistar International Corp. (a)                        624,800       23,236,312
                                               Parker Hannifin Corp.                                   195,500       11,507,130
                                                                                               Machinery Total       72,656,082
                                                                                                                 --------------
                                                                                             INDUSTRIALS TOTAL      224,982,140

INFORMATION TECHNOLOGY - 7.0%

             COMMUNICATIONS EQUIPMENT - 0.9%   Andrew Corp. (a)                                      1,321,800       16,178,832
                                                                                      Communications Equipment
                                                                                                         Total       16,178,832

              COMPUTERS & PERIPHERALS - 0.0%   Seagate Technology, Inc., Escrow
                                               Shares (a) (b)                                          105,800            1,058
                                                                                       Computers & Peripherals
                                                                                                         Total            1,058

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.6%   Amphenol Corp., Class A (a)                             710,400       24,338,304
                                               Arrow Electronics, Inc. (a)                             468,500       10,578,730
                                               AVX Corp.                                               657,600        7,792,560
                                               Littelfuse, Inc. (a)                                    430,000       14,847,900
                                               Vishay Intertechnology, Inc. (a)                        376,800        4,860,720
                                                                                        Electronic Equipment &
                                                                                             Instruments Total       62,418,214

                          IT SERVICES - 1.6%   Affiliated Computer Services, Inc.,
                                               Class A (a)                                             362,100       20,158,107
                                               DST Systems, Inc. (a)                                   166,900        7,422,043
                                                                                             IT Services Total       27,580,150

                             SOFTWARE - 0.9%   Reynolds & Reynolds Co., Class A                        617,900       15,243,593
                                                                                                Software Total       15,243,593
                                                                                                                 --------------
                                                                                        INFORMATION TECHNOLOGY
                                                                                                         TOTAL      121,421,847

See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

MATERIALS - 12.4%

                            CHEMICALS - 7.6%   Air Products & Chemicals, Inc.                          323,900       17,613,682
                                               Eastman Chemical Co.                                    344,900       16,399,995
                                               Engelhard Corp.                                         439,600       12,462,660
                                               International Flavors & Fragrances,
                                               Inc.                                                    671,700       25,658,940
                                               Lubrizol Corp.                                          335,300       11,601,380
                                               OM Group, Inc. (a)                                      288,800       10,558,528
                                               PPG Industries, Inc.                                    210,700       12,911,696
                                               Praxair, Inc.                                           538,500       23,015,490
                                                                                               Chemicals Total      130,222,371

               CONTAINERS & PACKAGING - 2.4%   Crown Holdings, Inc. (a)                              1,106,400       11,406,984
                                               Packaging Corp. of America                              758,800       18,567,836
                                               Pactiv Corp. (a)                                        511,900       11,901,675
                                                                                        Containers & Packaging
                                                                                                         Total       41,876,495

              PAPER & FOREST PRODUCTS - 2.4%   Georgia-Pacific Corp.                                   635,800       22,857,010
                                               MeadWestvaco Corp.                                      587,286       18,734,423
                                                                                       Paper & Forest Products
                                                                                                         Total       41,591,433
                                                                                                                 --------------
                                                                                               MATERIALS TOTAL      213,690,299

TELECOMMUNICATION SERVICES - 1.8%

  WIRELESS TELECOMMUNICATION SERVICES - 1.8%   Telephone & Data Systems, Inc.                          372,000       31,311,240
                                                                                                      Wireless
                                                                                             Telecommunication
                                                                                                Services Total       31,311,240
                                                                                                                 --------------
                                                                                             TELECOMMUNICATION
                                                                                                SERVICES TOTAL       31,311,240

UTILITIES - 6.4%

                   ELECTRIC UTILITIES - 4.7%   Allete, Inc.                                            105,800        3,438,500
                                               Entergy Corp.                                           250,200       15,164,622
                                               Exelon Corp.                                            649,300       23,822,817
                                               PPL Corp.                                               248,300       11,714,794
                                               Progress Energy, Inc.                                   482,200       20,416,348
                                               Reliant Energy, Inc. (a)                                644,600        6,014,118
                                                                                            Electric Utilities
                                                                                                         Total       80,571,199

  MULTI-UTILITIES & UNREGULATED POWER - 1.7%   Constellation Energy Group, Inc.                        394,500       15,716,880
                                               Energy East Corp.                                       541,200       13,627,416
                                                                                             Multi-Utilities &
                                                                                       Unregulated Power Total       29,344,296
                                                                                                                 --------------
                                                                                               UTILITIES TOTAL      109,915,495
                                                                                                                 --------------
                                               TOTAL COMMON STOCKS (cost of
                                               $1,147,811,925)                                                    1,660,308,307

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 4.3%

                                               Repurchase agreement with State
                                               Street Bank & Trust Co., dated
                                               09/30/04, due 10/01/04 at 1.580%,
                                               collateralized by a U.S. Treasury
                                               Bond maturing 08/15/19, market
                                               value $75,313,500 (repurchase
                                               proceeds $73,834,240)                                73,831,000       73,831,000

                                               TOTAL SHORT-TERM OBLIGATION
                                               (COST OF $73,831,000)                                                 73,831,000

                                               TOTAL INVESTMENTS - 100.4%
                                               (COST OF $1,221,642,925) (c)                                       1,734,139,307

                                               OTHER ASSETS & LIABILITIES,
                                               NET - (0.4)%                                                        (6,219,584)

                                               NET ASSETS - 100.0%                                                1,727,919,723

    NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing security.

(b) The value of this security represents fair value as determined in good faith under the direction of the Board of Directors.

(c) Cost for federal income tax purposes is $1,222,334,280.

               ACRONYM                               NAME
    -------------------------------------------------------------------------------
                REIT                  Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2004                                   COLUMBIA MID CAP VALUE FUND

                                                                                                                            ($)
-------------------------------------------------------------------------------------------------------------------------------
                                      ASSETS   Investments, at cost                                               1,221,642,925
                                                                                                                 --------------
                                               Investments, at value                                              1,734,139,307
                                               Cash                                                                         524
                                               Receivable for:
                                                Fund shares sold                                                      1,691,129
                                                Interest                                                                  3,240
                                                Dividends                                                             1,248,060
                                               Deferred Trustees' compensation plan                                      32,032
                                                                                                                 --------------
                                                                                                  Total Assets    1,737,114,292

                                 LIABILITIES   Payable for:
                                                Investments purchased                                                 3,291,438
                                                Fund shares repurchased                                               4,083,019
                                                Investment advisory fee                                                 933,703
                                                Transfer agent fee                                                      262,826
                                                Pricing and bookkeeping fees                                             34,093
                                                Trustees' fees                                                            1,740
                                                Audit fee                                                                28,900
                                                Custody fee                                                               2,570
                                                Distribution and service fees                                           445,172
                                               Deferred Trustees' fees                                                   32,032
                                               Other liabilities                                                         79,076
                                                                                                                 --------------
                                                                                             Total Liabilities        9,194,569

                                                                                                    NET ASSETS    1,727,919,723

                   COMPOSITION OF NET ASSETS   Paid-in capital                                                    1,172,263,296
                                               Undistributed net investment income                                      616,704
                                               Accumulated net realized gain                                         42,543,341
                                               Net unrealized appreciation on investments                           512,496,382

                                                                                                    NET ASSETS    1,727,919,723

                                     CLASS A   Net assets                                                           673,787,892
                                               Shares outstanding                                                    26,737,759
                                               Net asset value per share                                                  25.20(a)
                                               Maximum offering price per share
                                                ($25.20/0.9425)                                                           26.74(b)

                                     CLASS B   Net assets                                                           325,848,747
                                               Shares outstanding                                                    14,141,356
                                               Net asset value and offering price per share                               23.04(a)

                                     CLASS C   Net assets                                                            65,549,535
                                               Shares outstanding                                                     2,759,491
                                               Net asset value and offering price per share                               23.75(a)

                                     CLASS Z   Net assets                                                           662,733,549
                                               Shares outstanding                                                    25,988,281
                                               Net asset value, offering and redemption
                                               price per share                                                            25.50

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2004                COLUMBIA MID CAP VALUE FUND

                                                                                                                            ($)
-------------------------------------------------------------------------------------------------------------------------------
                           INVESTMENT INCOME   Dividends                                                             20,201,441
                                               Interest                                                                 906,400
                                                                                                                 --------------
                                                Total Investment Income                                              21,107,841

                                    EXPENSES   Investment advisory fee                                               11,320,789
                                               Distribution fee:
                                                Class B                                                               2,509,519
                                                Class C                                                                 497,007
                                               Service fee:
                                                Class A                                                               1,540,571
                                                Class B                                                                 803,501
                                                Class C                                                                 159,144
                                               Transfer agent fee                                                     2,602,276
                                               Pricing and bookkeeping fees                                             428,610
                                               Trustees' fees                                                            38,774
                                               Custody fee                                                               40,113
                                               Audit fee                                                                 32,723
                                               Legal fee                                                                 48,529
                                               Registration fee                                                          86,091
                                               Reports to shareholders                                                  229,399
                                               Non-recurring costs (See Note 7)                                          82,396
                                               Other expenses                                                            85,669
                                                                                                                 --------------
                                                Total Expenses                                                       20,505,111
                                               Custody earnings credit                                                      (96)
                                               Non-recurring cost assumed by
                                                Investment Advisor (See Note 7)                                         (82,396)
                                                                                                                 --------------
                                                Net Expenses                                                         20,422,619
                                                                                                                 --------------
                                                Net Investment Income                                                   685,222

  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
                                 INVESTMENTS   Net realized gain on investments                                      51,433,705

                                               Net change in unrealized
                                                appreciation/depreciation on investments                            234,293,609
                                                                                                                 --------------
                                               Net Gain                                                             285,727,314
                                                                                                                 --------------
                                               Net Increase in Net Assets from Operations                           286,412,536

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS                   COLUMBIA MID CAP VALUE FUND

                                                                                         YEAR ENDED    PERIOD ENDED     YEAR ENDED
                                                                                      SEPTEMBER 30,   SEPTEMBER 30,    OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                         2004 ($)    2003 (a) ($)   2002 (b) ($)
-----------------------------------------------------------------------------------------------------------------------------------
                                  OPERATIONS   Net investment income (loss)                 685,222        (694,895)    (1,435,210)
                                               Net realized gain (loss) on
                                                investments                              51,433,705      (2,501,563)    (3,715,373)
                                               Net change in unrealized
                                                appreciation/depreciation
                                                on investments                          234,293,609     173,453,220    (57,976,948)
                                                                                     ---------------------------------------------
                                                  Net Increase (Decrease) from
                                                    Operations                          286,412,536     170,256,762    (63,127,531)

      DISTRIBUTIONS DECLARED TO SHAREHOLDERS   From net investment income:
                                                Class A                                          --              --       (242,251)
                                                Class Z                                          --              --     (1,417,738)
                                               From net realized gains:
                                                Class A                                          --              --     (1,111,322)
                                                Class B                                          --              --       (738,943)
                                                Class C                                          --              --        (94,180)
                                                Class Z                                          --              --     (1,093,946)
                                                                                     ---------------------------------------------
                                                  Total Distributions
                                                    Declared to Shareholders                     --              --     (4,698,380)

                          SHARE TRANSACTIONS   Class A:
                                                Subscriptions                           167,591,957     125,797,760    128,522,112
                                                Distributions reinvested                         --              --      1,221,837
                                                Redemptions                            (131,018,852)    (97,987,551)   (94,517,830)
                                                                                     ---------------------------------------------
                                                  Net Increase                           36,573,105      27,810,209     35,226,119
                                               Class B:
                                                Subscriptions                            43,319,844      51,014,118     94,026,494
                                                Distributions reinvested                         --              --        686,528
                                                Redemptions                             (74,018,774)    (52,194,672)   (76,765,344)
                                                                                     ---------------------------------------------
                                                  Net Increase (Decrease)               (30,698,930)     (1,180,554)    17,947,678
                                               Class C:
                                                Subscriptions                            15,803,369      18,705,925     23,047,667
                                                Distributions reinvested                         --              --         89,512
                                                Redemptions                             (18,177,412)     (8,934,675)   (13,328,896)
                                                                                     ---------------------------------------------
                                                  Net Increase (Decrease)                (2,374,043)      9,771,250      9,808,283
                                               Class Z (formerly Class S) (c):
                                                Subscriptions                            90,626,195     122,916,492    110,179,309
                                                Proceeds received in combination
                                                  with original Class Z                         --              --     35,210,907
                                                Distributions reinvested                         --              --      2,313,400
                                                Redemptions                             (89,168,072)    (64,041,818)  (123,772,843)
                                                                                     ---------------------------------------------
                                                  Net Increase                            1,458,123      58,874,674     23,930,773
                                               Class Z (through 07/29/02) (c):
                                                Subscriptions                                    --              --     37,848,821
                                                Distributions reinvested                         --              --         78,012
                                                Redemptions                                      --              --    (14,013,102)
                                                Proceeds combined into former
                                                  Class S                                        --              --    (35,210,907)
                                                                                     ---------------------------------------------
                                                  Net Decrease                                   --              --    (11,297,176)

                                               Net Increase from Share Transactions       4,958,255      95,275,579     75,615,677
                                                                                     ---------------------------------------------
                                                    Total Increase in Net Assets        291,370,791     265,532,341      7,789,766

                                 See Accompanying Notes to Financial Statements.

                                                                                         YEAR ENDED    PERIOD ENDED     YEAR ENDED
                                                                                      SEPTEMBER 30,   SEPTEMBER 30,    OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                         2004 ($)    2003 (a) ($)   2002 (b) ($)
----------------------------------------------------------------------------------------------------------------------------------
                                  Net Assets   Beginning of period                    1,436,548,932   1,171,016,591   1,163,226,825
                                               End of period                          1,727,919,723   1,436,548,932   1,171,016,591
                                               Undistributed (overdistributed)
                                                net investment income                       616,704         (28,896)       (25,851)
                           Changes in Shares   Class A:
                                                Subscriptions                             6,935,888       6,521,180      6,158,222
                                                Issued for distributions reinvested              --              --         58,886
                                                Redemptions                              (5,374,808)     (5,102,306)    (4,580,879)
                                                                                     ---------------------------------------------
                                                  Net Increase                            1,561,080       1,418,874      1,636,229
                                               Class B:
                                                Subscriptions                             1,951,699       2,854,981      4,806,890
                                                Issued for distributions reinvested              --              --         35,439
                                                Redemptions                              (3,316,733)     (2,940,908)    (4,031,581)
                                                                                     ---------------------------------------------
                                                  Net Increase (Decrease)                (1,365,034)        (85,927)       810,748
                                               Class C:
                                                Subscriptions                               693,775       1,001,743      1,137,120
                                                Issued for distributions reinvested              --              --          4,478
                                                Redemptions                                (791,810)       (484,507)      (672,268)
                                                                                     ---------------------------------------------
                                                  Net Increase (Decrease)                   (98,035)        517,236        469,330
                                               Class Z (formerly Class S) (c):
                                                Subscriptions                             3,700,813       6,332,822      5,294,159
                                                Issued for combination with
                                                  original Class Z                               --              --      1,863,011
                                                Issue for distributions reinvested               --              --        110,864
                                                Redemptions                              (3,629,102)     (3,234,333)    (5,829,077)
                                                                                     ---------------------------------------------
                                                  Net Increase                               71,711       3,098,489      1,438,957
                                               Class Z (through 7/29/2002) (c):
                                                Subscriptions                                    --              --      1,698,418
                                                Issued for distributions reinvested              --              --          3,738
                                                Redemptions                                      --              --       (656,283)
                                                Shares combined into former Class S              --              --     (1,863,011)
                                                                                     ---------------------------------------------
                                                  Net Decrease                                   --              --       (817,138)

(a) The Fund changed its fiscal year end from October 31 to September 30.

(b) Class S shares were initially offered on February 8, 2001.

(c) On July 29, 2002, the Fund's existing Class Z shares were combined into the Fund's Class S shares, which were subsequently renamed as Class Z shares.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2004                                   COLUMBIA MID CAP VALUE FUND

NOTE 1. ORGANIZATION

Columbia Mid Cap Value Fund (the "Fund"), a series of Columbia Funds Trust III (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOALS

The Fund seeks long-term growth by investing primarily in middle capitalization equities.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Effective October 13, 2003, the Liberty Select Value Fund was renamed Columbia Mid Cap Value Fund. Also on this date, the Liberty Funds Trust III was renamed Columbia Funds Trust III.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Effective October 13, 2004, the Board of Trustees approved a change in the distribution policy for the Fund so that the Fund will distribute any dividends annually. Prior to this date, the Fund distributed its dividends on a semi-annual basis. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2004, permanent differences resulting primarily from differing treatments for redemption based payments treated as dividend paid deduction were identified and reclassified among the components of the Fund's net assets as follows:

    UNDISTRIBUTED
    NET INVESTMENT          ACCUMULATED            PAID-IN
       INCOME            NET REALIZED GAIN         CAPITAL
----------------------------------------------------------------
     $  (39,622)          $  (2,628,341)         $  2,667,963

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the year ended September 30, 2004, the period ended September 30, 2003 and the year ended October 31, 2002 was as follows:

                             SEPTEMBER 30,   SEPTEMBER 30,   OCTOBER 31,
                                 2004            2003           2002
-------------------------------------------------------------------------
 Distributions paid from:
    Ordinary Income*           $  --            $ --          1,659,989
    Long-Term Capital Gains       --              --          3,038,391

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of September 30, 2004, the components of distributable earnings on a tax basis were as follows:

    UNDISTRIBUTED         UNDISTRIBUTED
      ORDINARY              LONG-TERM         NET UNREALIZED
       INCOME             CAPITAL GAINS        APPRECIATION*
----------------------------------------------------------------
     $  651,749           $  43,234,696       $  511,805,027

*The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at September 30, 2004, based on cost of investments for federal income tax purposes was:

    Unrealized appreciation                                       $  566,321,984
    Unrealized depreciation                                          (54,516,957)
                                                                  --------------
     Net unrealized appreciation (or: depreciation)               $  511,805,027

Capital loss carryforwards of $5,570,668 were utilized during the year ended September 30, 2004 for the Fund. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in-capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1,

2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE

Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
-----------------------------------------------------------
          First $1 billion                0.70%
          Next $500 million               0.65%
          Over $1.5 billion               0.60%

Prior to November 1, 2003, Columbia was entitled to receive a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
-----------------------------------------------------------
          First $1 billion                0.70%
          Over $1 billion                 0.65%

For the year ended September 30, 2004, the Fund's effective investment advisory fee rate was 0.67%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended September 30, 2004, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.026%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee, in addition to reimbursement for certain out-of-pocket expenses, at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions.

For the year ended September 30, 2004, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.15%.

Effective October 13, 2003, Liberty Funds Services, Inc. was renamed Columbia Funds Services, Inc.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the year ended September 30, 2004, the Distributor has retained net underwriting discounts of $175,239 on sales of the Fund's Class A shares and received CDSC fees of $2,295, $556,542 and $16,240 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") for Class A, Class B and Class C shares, which requires the payment of a monthly service fee to the Distributor. The service fee is equal to 0.15% annually of the average daily net assets attributable to the shares issued prior to April 1, 1989 and 0.25% annually of the average daily net assets attributable to outstanding Class A, Class B, and Class C shares issued thereafter. This arrangement results in a service fee that is a blend between the 0.15% and 0.25% annual rates for the Class A, Class B and Class C shares. For the year ended

September 30, 2004, the Class A, Class B and Class C shares' effective service fee rate was 0.24%.

The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Effective October 13, 2003, Liberty Funds Distributor, Inc. was renamed Columbia Funds Distributor, Inc.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Chief Compliance Officer role. The Fund's fee will not exceed $15,000 per year.

OTHER

Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. For the year ended September 30, 2004, the Fund paid $3,644 to Columbia for such services. This amount is included in "Other expenses" on the Statements of Operations.

NOTE 5. PURCHASES INFORMATION

For the year ended September 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $168,656,902 and $118,682,902, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended September 30, 2004, the Fund did not borrow under these arrangements.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the

Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended September 30, 2004, Columbia has assumed $82,396 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS

                                                     COLUMBIA MID CAP VALUE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    YEAR ENDED    PERIOD ENDED
                                                 SEPTEMBER 30,   SEPTEMBER 30,                YEAR ENDED OCTOBER 31,
CLASS A SHARES                                            2004         2003(a)          2002          2001        2000        1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $       21.02   $       18.45     $   19.35     $   24.52   $   21.93   $   20.17

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                          0.03            0.01            --(c)       0.06        0.03       (0.03)
Net realized and unrealized
gain (loss) on investments                                4.15            2.56         (0.84)        (1.46)       4.83        2.51
                                                 -------------   -------------     ---------     ---------   ---------   ---------
Total from Investment Operations                          4.18            2.57         (0.84)        (1.40)       4.86        2.48

Less Distributions Declared to Shareholders:
From net investment income                                  --              --         (0.01)           --          --          --
From net realized gains                                     --              --         (0.05)        (3.77)      (2.27)      (0.72)
                                                 -------------   -------------     ---------     ---------   ---------   ---------
Total Distributions Declared to Shareholders                --              --         (0.06)        (3.77)      (2.27)      (0.72)

NET ASSET VALUE, END OF PERIOD                   $       25.20   $       21.02     $   18.45     $   19.35   $   24.52   $   21.93
Total return (d)                                         19.89%          13.93%(e)     (4.37)%       (6.49)%     24.15%      12.48%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                              1.13%           1.23%(g)      1.21%         1.22%       1.27%       1.32%
Net investment income (loss) (f)                          0.13%           0.04%(g)        --%(h)      0.29%       0.13%      (0.14)%
Portfolio turnover rate                                      7%              8%(e)        28%           18%         58%         67%
Net assets, end of period (in thousands)         $     673,788   $     529,246     $ 438,390     $ 428,059   $ 425,993   $ 398,255

(a)  The Fund changed its fiscal year end from October 31 to September 30.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.

(h)  Rounds to less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    YEAR ENDED    PERIOD ENDED
                                                 SEPTEMBER 30,   SEPTEMBER 30,                YEAR ENDED OCTOBER 31,
CLASS B SHARES                                            2004         2003(a)           2002         2001        2000        1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $       19.37   $       17.12      $   18.09    $   23.32   $   21.10   $   19.57

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                  (0.14)          (0.12)         (0.14)       (0.09)      (0.13)      (0.19)
Net realized and unrealized
gain (loss) on investments                                3.81            2.37          (0.78)       (1.37)       4.62        2.44
                                                 -------------   -------------      ---------    ---------   ---------   ---------
Total from Investment Operations                          3.67            2.25          (0.92)       (1.46)       4.49        2.25

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                     --              --          (0.05)       (3.77)      (2.27)      (0.72)

NET ASSET VALUE, END OF PERIOD                   $       23.04   $       19.37      $   17.12    $   18.09   $   23.32   $   21.10
Total return (c)                                         18.95%          13.14%(d)      (5.12)%      (7.18)%     23.26%      11.66%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (e)                                              1.88%           1.98%(f)       1.96%        1.97%       2.02%       2.07%
Net investment income (loss) (e)                         (0.62)%         (0.71)%(f)     (0.75)%      (0.46)%     (0.62)%     (0.89)%
Portfolio turnover rate                                      7%              8%(d)         28%          18%         58%         67%
Net assets, end of period (in thousands)         $     325,849   $     300,284      $ 267,002    $ 267,359   $ 309,665   $ 313,791

(a)  The Fund changed its fiscal year end from October 31 to September 30.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(f)  Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    YEAR ENDED    PERIOD ENDED
                                                 SEPTEMBER 30,   SEPTEMBER 30,                YEAR ENDED OCTOBER 31,
CLASS C SHARES                                            2004         2003(a)           2002         2001        2000        1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $       19.96   $       17.65      $   18.64    $   23.91   $   21.59   $   20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                  (0.14)          (0.12)         (0.14)       (0.10)      (0.14)      (0.19)
Net realized and unrealized
gain (loss) on investments                                3.93            2.43          (0.80)       (1.40)       4.73        2.50
                                                 -------------   -------------      ---------    ---------   ---------   ---------
Total from Investment Operations                          3.79            2.31          (0.94)       (1.50)       4.59        2.31

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                     --              --          (0.05)       (3.77)      (2.27)      (0.72)

NET ASSET VALUE, END OF PERIOD                   $       23.75   $       19.96      $   17.65    $   18.64   $   23.91   $   21.59
Total return (c)                                         18.99%          13.09%(d)      (5.07)%      (7.17)%     23.20%      11.71%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (e)                                              1.88%           1.98%(f)       1.96%        1.97%       2.02%       2.07%
Net investment (loss) (e)                                (0.62)%         (0.71)%(f)     (0.75)%      (0.46)%     (0.62)%     (0.89)%
Portfolio turnover rate                                      7%              8%(d)         28%          18%         58%         67%
Net assets, end of period (in thousands)         $      65,550   $      57,049      $  41,309    $  34,875   $  26,909   $  21,533

(a)  The Fund changed its fiscal year end from October 31 to September 30.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(f)  Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                       YEAR ENDED     PERIOD ENDED         YEAR ENDED     PERIOD ENDED
                                                    SEPTEMBER 30,    SEPTEMBER 30,        OCTOBER 31,      OCTOBER 31,
CLASS Z SHARES                                               2004          2003(a)            2002(b)          2001(c)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $        21.22   $        18.60     $        19.50   $        21.32

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (d)                                    0.09             0.05               0.05             0.10
Net realized and unrealized gain (loss)
on investments                                               4.19             2.57              (0.84)           (1.92)
                                                   --------------   --------------     --------------   --------------
Total from Investment Operations                             4.28             2.62              (0.79)           (1.82)

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                     --               --              (0.06)              --
From net realized gains                                        --               --              (0.05)              --
                                                   --------------   --------------     --------------   --------------
Total Distributions Declared to Shareholders                   --               --              (0.11)              --

NET ASSET VALUE, END OF PERIOD                     $        25.50   $        21.22     $        18.60   $        19.50
Total return (e)                                            20.17%           14.09%(f)          (4.09)%          (8.54)%(f)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                 0.89%            1.00%(h)           0.98%            0.95%(h)
Net investment income (loss) (g)                             0.37%            0.28%(h)           0.23%            0.48%(h)
Portfolio turnover rate                                         7%               8%(f)             28%              18%
Net assets, end of period (in thousands)           $      662,734   $      549,970     $      424,316   $      416,998

(a)  The Fund changed its fiscal year end from October 31 to September 30.

(b) On July 29, 2002, the Fund's existing Class Z shares were combined into the Fund's Class S shares, which were subsequently renamed Class Z shares.

(c) Class Z shares were initially offered on February 8, 2001. Per share data and total return reflect activity from this date.

(d) Per share data was calculated using average shares outstanding during the period.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                                     COLUMBIA MID CAP VALUE FUND

TO THE TRUSTEES OF COLUMBIA FUNDS TRUST III AND THE SHAREHOLDERS OF COLUMBIA MID CAP VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Value Fund (the "Fund") (a series of Columbia Funds Trust III) at September 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 15, 2004

UNAUDITED INFORMATION

                                                     COLUMBIA MID CAP VALUE FUND

FEDERAL INCOME TAX INFORMATION

For fiscal year ended September 30, 2004, the Fund designates long-term capital gains of $45,863,037.

TRUSTEES

                                                     COLUMBIA MID CAP VALUE FUND

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of the Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Fund now oversees 118 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustrees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA FUNDS
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)  COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 49)                    Executive Vice President-Strategy of United Airlines (airline) since December 2002
P.O. Box 66100                                (formerly President of UAL Loyalty Services (airline) from September 2001 to
Chicago, IL 60666                             December 2002; Executive Vice President and Chief Financial Officer of United Airlines
Trustee (since 1996)                          from March 1999 to September 2001; Senior Vice President-Finance from March 1993 to
                                              July 1999). Oversees 118, Orbitz, Inc. (on-line travel company)

JANET LANGFORD KELLY (age 46)                 Adjunct Professor of Law, Northwestern University, since September 2004; Private
9534 W. Gull Lake Drive                       Investor since March 2004 (formerly Chief Administrative Officer and Senior Vice
Richland, MI 49083-8530                       President, Kmart Holding Corporation (consumer goods), from September 2003 to
Trustee (since 1996)                          March 2004; Executive Vice President-Corporate Development and Administration, General
                                              Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to
                                              August 2003; Senior Vice President, Secretary and General Counsel, Sara Lee
                                              Corporation (branded, packaged, consumer-products manufacturer) from January 1995 to
                                              September 1999). Oversees 118, None

RICHARD W. LOWRY (age 68)                     Private Investor since August 1987 (formerly Chairman and Chief Executive Officer,
10701 Charleston Drive                        U.S. Plywood Corporation (building products manufacturer)). Oversees 120(3), None
Vero Beach, FL 32963
Trustee (since 1995)

CHARLES R. NELSON (age 62)                    Professor of Economics, University of Washington, since January 1976; Ford and Louisa
Department of Economics                       Van Voorhis Professor of Political Economy, University of Washington, since
University of Washington                      September 1993 (formerly Director, Institute for Economic Research, University of
Seattle, WA 98195                             Washington from September 2001 to June 2003) Adjunct Professor of Statistics,
Trustee (since 1981)                          University of Washington, since September 1980; Associate Editor, Journal of Money
                                              Credit and Banking, since September 1993; consultant on econometric and statistical matters. Oversees 118, None

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA FUNDS
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)  COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

JOHN J. NEUHAUSER (age 61)                    Academic Vice President and Dean of Faculties since August 1999, Boston College
84 College Road                               (formerly Dean, Boston College School of Management from September 1977 to
Chestnut Hill, MA 02467-3838                  September 1999). Oversees 121(3),(4), Saucony, Inc. (athletic footwear)
Trustee (since 1985)

PATRICK J. SIMPSON (age 60)                   Partner, Perkins Coie L.L.P.(law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

THOMAS E. STITZEL (age 68)                    Business Consultant since 1999 (formerly Professor of Finance from 1975 to
2208 Tawny Woods Place                        1999, College of Business, Boise State University); Chartered Financial Analyst.
Boise, ID 83706                               Oversees 118, None.
Trustee (since 1998)

THOMAS C. THEOBALD (age 67)                   Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since
303 W. Madison                                September 2004 (formerly Managing Director, William Blair Capital Partners (private
Suite 2500                                    equity investing) from September 1994 to September 2004). Oversees 118, Anixter
Chicago, IL 60606                             International (network support equipment distributor); Ventas, Inc.(real estate
Trustee and Chairman of the Board(5)          investment trust); Jones Lang LaSalle (real estate management services) and Ambac
(since 1996)                                  Financial Group (financial guaranty insurance)

ANNE-LEE VERVILLE (age 59)                    Retired since 1997 (formerly General Manager, Global Education Industry, IBM
359 Stickney Hill Road                        Corporation (computer and technology) from 1994 to 1997). Oversees 119(4), Chairman of
Hopkinton, NH 03229                           the Board of Directors, Enesco Group, Inc. (designer, importer and distributor of
Trustee (since 1998)                          giftware and collectibles)

RICHARD L. WOOLWORTH (age 63)                 Retired since December 2003 (formerly Chairman and Chief Executive Officer, The
100 S.W. Market Street                        Regence Group (regional health insurer); Chairman and Chief Executive Officer,
#1500                                         BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young & Company).
Portland, OR 97207                            Oversees 118, Northwest Natural Gas Co. (natural gas service provider)
Trustee (since 1991)

INTERESTED TRUSTEE

WILLIAM E. MAYER(2) (age 64)                  Managing Partner, Park Avenue Equity Partners (private equity) since February 1999
399 Park Avenue                               (formerly Founding Partner, Development Capital LLC from November 1996 to
Suite 3204                                    February 1999). Oversees 120(3), Lee Enterprises (print media), WR Hambrecht + Co.
New York, NY 10022                            (financial service provider); First Health (healthcare); Reader's Digest
Trustee (since 1994)                          (publishing); OPENFIELD Solutions (retail industry technology provider)

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

OFFICERS

                                                     COLUMBIA MID CAP VALUE FUND

NAME, ADDRESS AND AGE, POSITION WITH COLUMBIA FUNDS,  PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
YEAR FIRST ELECTED OR APPOINTED TO OFFICE
CHRISTOPHER L. WILSON (age 47)                        President of the Columbia Funds since October 2004 (formerly President and
One Financial Center                                  Chief Executive Officer, CDC IXIS Asset Management Services, Inc. from
Boston, MA 02111                                      September 1998 to August 2004).
President (since 2004)

J. KEVIN CONNAUGHTON (age 40)                         Treasurer of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                                  December 2000; Vice President of the Advisor since April 2003 (formerly
Boston, MA 02111                                      President of the Columbia Funds from February 2004 to October 2004; Chief
Treasurer (since 2000)                                Accounting Officer and Controller of the Liberty Funds and of the Liberty
                                                      All-Star Funds from February 1998 to October 2000); Treasurer of the Galaxy
                                                      Funds since September 2002; Treasurer, Columbia Management Multi-Strategy
                                                      Hedge Fund, LLC since December 2002 (formerly Vice President of Colonial
                                                      Management Associates, Inc. from February 1998 to October 2000).

MARY JOAN HOENE (age 54)                              Senior Vice President and Chief Compliance Officer of the Columbia Funds
40 West 57th Street                                   since August 2004; Chief Compliance Officer of the Liberty All-Star Funds
New York, NY 10019                                    since August 2004 (formerly Partner, Carter, Ledyard & Milburn LLP from
Senior Vice President and Chief Compliance            January 2001 to August 2004; Counsel, Carter, Ledyard & Milburn LLP from
Officer (since 2004)                                  November 1999 to December 2000; Vice President and Counsel, Equitable Life
                                                      Assurance Society of the United States from April 1998 to November 1999,).

MICHAEL G. CLARKE (age 34)                            Chief Accounting Officer of the Columbia Funds and of the Liberty All-Star
One Financial Center                                  Funds since October 2004 (formerly Controller of the Columbia Funds and of
Boston, MA 02111                                      the Liberty All-Star Funds from May 2004 to October 2004; Assistant Treasurer
Chief Accounting Officer (since 2004)                 from June, 2002 to May 2004; Vice President, Product Strategy & Development
                                                      of the Liberty Funds Group from February 2001 to June 2002; Assistant
                                                      Treasurer of the Liberty Funds and of the Liberty All-Star Funds from August
                                                      1999 to February 2001; Audit Manager, Deloitte & Touche LLP from May 1997 to
                                                      August 1999).

JEFFREY R. COLEMAN (age 34)                           Controller of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                                  October 2004 (formerly Vice President of CDC IXIS Asset Management Services,
Boston, MA 02111                                      Inc. and Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles Funds from
Controller (since 2004)                               February 2003 to September 2004; Assistant Vice President of CDC IXIS Asset
                                                      Management Services, Inc. and Assistant Treasurer of the CDC Nvest Funds from
                                                      August 2000 to February 2003; Tax Manager of PFPC, Inc. from November 1996 to
                                                      August 2000).

DAVID A. ROZENSON (age 50)                            Secretary of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                                  December 2003; Senior Counsel, Bank of America Corporation (formerly Fleet
Boston, MA 02111                                      Boston Financial Corporation) since January 1996; Associate General Counsel,
Secretary (since 2003)                                Columbia Management Group since November 2002.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                     COLUMBIA MID CAP VALUE FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Mid Cap Value Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to their portfolio securities and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

COLUMBIA FUNDS

                                                     COLUMBIA MID CAP VALUE FUND

              LARGE GROWTH   Columbia Common Stock*
                             Columbia Growth*
                             Columbia Growth Stock
                             Columbia Large Cap Growth
                             Columbia Tax-Managed Growth
                             Columbia Tax-Managed Growth II
                             Columbia Young Investor

               LARGE VALUE   Columbia Disciplined Value
                             Columbia Growth & Income
                             Columbia Large Cap Core
                             Columbia Tax-Managed Value

             MIDCAP GROWTH   Columbia Acorn Select
                             Columbia Mid Cap Growth
                             Columbia Tax-Managed Aggressive Growth**

              MIDCAP VALUE   Columbia Dividend Income
                             Columbia Mid Cap
                             Columbia Strategic Investor

              SMALL GROWTH   Columbia Acorn
                             Columbia Acorn USA
                             Columbia Small Company Equity

               SMALL VALUE   Columbia Small Cap
                             Columbia Small Cap Value

                  BALANCED   Columbia Asset Allocation
                             Columbia Balanced
                             Columbia Liberty Fund

                 SPECIALTY   Columbia Real Estate Equity
                             Columbia Technology
                             Columbia Utilities

      TAXABLE FIXED-INCOME   Columbia Contrarian Income*
                             Columbia Corporate Bond*
                             Columbia Federal Securities
                             Columbia Fixed Income Securities
                             Columbia High Yield
                             Columbia High Yield Opportunities
                             Columbia Income
                             Columbia Intermediate Bond
                             Columbia Intermediate Government Income
                             Columbia Quality Plus Bond
                             Columbia Short Term Bond
                             Columbia Strategic Income

                TAX EXEMPT   Columbia High Yield Municipal
                             Columbia Intermediate Tax-Exempt Bond
                             Columbia Managed Municipals
                             Columbia National Municipal Bond
                             Columbia Tax-Exempt
                             Columbia Tax-Exempt Insured

   SINGLE STATE TAX EXEMPT   Columbia California Tax-Exempt
                             Columbia Connecticut Intermediate Municipal Bond
                             Columbia Connecticut Tax-Exempt
                             Columbia Florida Intermediate Municipal Bond
                             Columbia Massachusetts Intermediate Municipal Bond
                             Columbia Massachusetts Tax-Exempt
                             Columbia New Jersey Intermediate Municipal Bond
                             Columbia New York Intermediate Municipal Bond
                             Columbia New York Tax-Exempt
                             Columbia Oregon Municipal Bond
                             Columbia Pennsylvania Intermediate Municipal Bond
                             Columbia Rhode Island Intermediate Municipal Bond

              MONEY MARKET   Columbia Money Market
                             Columbia Municipal Money Market

      INTERNATIONAL/GLOBAL   Columbia Acorn International
                             Columbia Acorn International Select
                             Columbia Europe**
                             Columbia Global Equity
                             Columbia International Equity*
                             Columbia International Stock
                             Columbia Newport Asia Pacific**
                             Columbia Newport Greater China
                             Columbia Newport Tiger

                     INDEX   Columbia Large Company Index
                             Columbia Small Company Index
                             Columbia U.S. Treasury Index

* The fund will be closed to new investments after the close of business on November 10, 2004. The fund's trustees have approved the merger, which will take effect on or about February 26, 2005, pending shareholder approval.

** The fund will be closed to new investments after the close of business on November 10, 2004. The fund's trustees have approved the liquidation, which will take effect on December 10, 2004.

Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory and distributor subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA MID CAP VALUE FUND ANNUAL REPORT, SEPTEMBER 30, 2004

                                                                     PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C) 2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com

                                                719-02/968S-0904 (11/04) 04/3400

[GRAPHIC]

COLUMBIA LIBERTY FUND

ANNUAL REPORT

SEPTEMBER 30, 2004

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

Fund Profile                                                                   1

Performance Information                                                        2

Understanding Your Expenses                                                    3

Economic Update                                                                4

Portfolio Manager's Report                                                     5

Investment Portfolio                                                           7

Statement of Assets and Liabilities                                           20

Statement of Operations                                                       21

Statement of Changes in Net Assets                                            22

Notes to Financial Statements                                                 24

Financial Highlights                                                          30

Report of Independent Registered Public Accounting Firm                       34

Unaudited Information                                                         35

Trustees                                                                      36

Officers                                                                      38

Important Information About This Report                                       39

Columbia Funds                                                                40

Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

 NOT FDIC    MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

PRESIDENT'S MESSAGE

                                                           COLUMBIA LIBERTY FUND

DEAR SHAREHOLDER:

Your fund's legal and management team here at Columbia Funds have been working hard to strengthen our mutual fund services operation and to ensure that all operations and processes comply with legal and regulatory standards. In the coming months, we will continue to monitor the oversight enhancements recently put in place by your fund's Board of Trustees and make every effort to protect the interests of all our shareholders in everything we do.

In our last report, we announced that your fund's advisor, Columbia Management Advisors, Inc., and your fund's distributor, Columbia Funds Distributor, Inc., had reached an agreement with the Securities and Exchange Commission and the New York Attorney General to settle charges involving market timing in some of our mutual funds. We want to reassure you that the settlement and all associated legal fees will be paid by Columbia Management, not by the affected funds or their shareholders.

Recently the Securities and Exchange Commission has adopted new rules regarding mutual fund governance. We think it is important for you to know that Columbia Management complied with the majority of these rules well before they were adopted. Your fund's Board of Trustees has taken the following important steps to strengthen its capacity to oversee your fund and to comply with SEC rules.

- THE BOARD OF TRUSTEES APPOINTED MARY JOAN HOENE AS CHIEF COMPLIANCE OFFICER OF COLUMBIA FUNDS. IN THIS ROLE, MS. HOENE WILL REPORT DIRECTLY TO THE BOARD OF TRUSTEES AND WILL WORK WITH THE BOARD OF TRUSTEES AS WELL AS THE SENIOR LEADERSHIP OF COLUMBIA MANAGEMENT, THE INVESTMENT MANAGEMENT ARM OF BANK OF AMERICA, AND WITH BANK OF AMERICA'S PRINCIPAL COMPLIANCE EXECUTIVES. SHE WILL FOCUS ON THE OVERALL COMPLIANCE PROGRAM OF THE FUNDS AND THE RESPONSIBILITY AND PERFORMANCE OF THE FUND'S SERVICE PROVIDERS.

   PRIOR TO HER APPOINTMENT, MS. HOENE WAS A PARTNER IN THE LAW FIRM OF CARTER, LEDYARD & MILBURN, LLP. PREVIOUSLY SHE ALSO SERVED AS ASSOCIATE DIRECTOR AND DEPUTY DIRECTOR FOR THE SECURITIES AND EXCHANGE COMMISSION DIVISION OF INVESTMENT MANAGEMENT. AS AN ACTIVE ADVISOR, MS. HOENE HAS HELPED SEVERAL FUND BOARDS DEVELOP INDEPENDENT BOARD PRACTICES. THE BOARD IS PLEASED TO HAVE MS. HOENE, WITH HER BROAD AND EXTENSIVE EXPERIENCE, IN THIS IMPORTANT NEW POSITION.

- THE BOARD OF TRUSTEES HAS ESTABLISHED OPERATIONAL GUIDELINES THAT RESULT IN STRONGER, MORE VIGILANT TRUSTEESHIP ACROSS THE ENTIRE COLUMBIA MANAGEMENT ORGANIZATION. BOARD COMMITTEES HAVE BEEN ESTABLISHED TO OVERSEE PRODUCTS BY FUND CATEGORY, ALLOWING FOR GREATER SPECIALIZATION AMONG BOARD TRUSTEES. SHAREHOLDERS WILL ELECT BOARD MEMBERS EVERY FIVE YEARS, BEGINNING IN 2005.

- IN ADDITION TO ENHANCEMENTS TO OVERSIGHT WITHIN COLUMBIA MANAGEMENT, OUR PARENT COMPANY -- BANK OF AMERICA -- HAS ALSO INCREASED THE ROLE THAT SUCH PROFESSIONALS PLAY WITHIN THE BROADER ORGANIZATION. A CHIEF COMPLIANCE OFFICER HAS BEEN NAMED TO REPORT DIRECTLY TO KEN LEWIS, BANK OF AMERICA'S CHIEF EXECUTIVE OFFICER. BANK OF AMERICA HAS ALSO ADOPTED A CORPORATE CODE OF ETHICS COMMITTEE, AN INTERNAL COMPLIANCE CONTROLS COMMITTEE AND A REGULATORY IMPLEMENTATION GROUP TO ENSURE FULL ALIGNMENT AND EXECUTION OF REMEDIAL ACTIONS AND BEST PRACTICES ACROSS THE COMPANY.

In the pages that follow, you'll find a discussion of the economic environment during the period, followed by a detailed report from the fund's manager on key factors that influenced performance. This report is rich in information, and you should discuss it with your financial advisor if you have questions.

We are committed to providing quality products and services to our shareholders, strengthening your confidence in us, and working hard to help you achieve financial success. It is a privilege to play a role in your financial future, and we value your business. Thank you for choosing Columbia Management.

Sincerely,

/s/ Christopher Wilson

Christopher Wilson
HEAD OF MUTUAL FUNDS, COLUMBIA MANAGEMENT

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's chief liaison to the mutual fund boards of trustees.

Chris joined Bank of America in August 2004.

FUND PROFILE

                                                           COLUMBIA LIBERTY FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 EQUITY SECTORS AS OF 09/30/04 (%)

   Financials                                   13.6
   Information technology                        9.4
   Health care                                   8.4
   Industrials                                   7.7
   Consumer discretionary                        7.5

PORTFOLIO STRUCTURE AS OF 09/30/04 (%)

   Common stocks                                64.8
   Corporate fixed-income bonds & notes         12.1
   Mortgage-backed securities                   11.7
   Collateralized mortgage obligations           3.1
   Cash, net receivables & payables              2.9
   Government agencies & obligations             2.5
   Asset-backed securities                       2.3
   Preferred stocks                              0.4
   Municipal bonds                               0.2

TOP 10 EQUITY HOLDINGS AS OF 09/30/04 (%)

   Microsoft Corp.                               1.4
   Citigroup, Inc.                               1.4
   General Electric Co.                          1.2
   Pfizer, Inc.                                  1.2
   Johnson & Johnson                             1.0
   Exxon Mobil Corp.                             1.0
   PepsiCo, Inc.                                 0.9
   Procter & Gamble Co.                          0.9
   JP Morgan Chase & Co.                         0.8
   American International Group, Inc.            0.8

Portfolio structure, sector breakdowns and portfolio holdings are calculated as a percentage of net assets.

(C) 2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 09/30/2004.

[SIDENOTE]

SUMMARY

- FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2004, THE FUND'S CLASS A SHARES RETURNED 8.92% WITHOUT SALES CHARGE.

- THE FUND'S RETURN WAS BETWEEN ITS TWO BENCHMARKS, THE S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX. IT UNDERPERFORMED THE MORNINGSTAR(R) MODERATE ALLOCATION CATEGORY AVERAGE OF 9.72%.

- THE FUND'S EQUITY BIAS AND ITS FOCUS ON LARGE-CAP COMPANIES HELPED PERFORMANCE, AS DID AN INCREASED ALLOCATION TO INTERNATIONAL STOCKS. THE FUND'S TECHNOLOGY HOLDINGS DAMPENED RETURNS.

[CHART]

CLASS A SHARES                 8.92%
S&P 500 INDEX                 13.87%
LEHMAN BROTHERS
AGGREGATE BOND INDEX           3.68%

                                    OBJECTIVE
                    Seeks primarily income and capital growth

                                TOTAL NET ASSETS
                                 $753.4 million

MORNINGSTAR STYLE BOX

EQUITY

[GRAPHIC]

PERFORMANCE INFORMATION

                                                           COLUMBIA LIBERTY FUND

VALUE OF A $10,000 INVESTMENT 10/01/94 - 09/30/04

               CLASS A SHARES              CLASS A SHARES                               LEHMAN BROTHERS
            WITHOUT SALES CHARGE          WITH SALES CHARGE        S&P 500 INDEX     AGGREGATE BOND INDEX
 10/1/1994             $  10,000                  $   9,425            $  10,000                $  10,000
10/31/1994             $  10,088                  $   9,508            $  10,225                $   9,991
11/30/1994             $   9,775                  $   9,213            $   9,853                $   9,969
12/31/1994             $   9,896                  $   9,327            $   9,999                $  10,038
 1/31/1995             $  10,017                  $   9,441            $  10,258                $  10,237
 2/28/1995             $  10,408                  $   9,809            $  10,658                $  10,480
 3/31/1995             $  10,667                  $  10,054            $  10,972                $  10,544
 4/30/1995             $  10,980                  $  10,348            $  11,295                $  10,692
 5/31/1995             $  11,346                  $  10,694            $  11,746                $  11,106
 6/30/1995             $  11,632                  $  10,963            $  12,019                $  11,187
 7/31/1995             $  12,043                  $  11,350            $  12,418                $  11,162
 8/31/1995             $  12,138                  $  11,440            $  12,449                $  11,297
 9/30/1995             $  12,418                  $  11,704            $  12,974                $  11,407
10/31/1995             $  12,281                  $  11,574            $  12,928                $  11,555
11/30/1995             $  12,720                  $  11,989            $  13,495                $  11,728
12/31/1995             $  12,727                  $  11,995            $  13,756                $  11,892
 1/31/1996             $  13,141                  $  12,386            $  14,223                $  11,971
 2/29/1996             $  13,319                  $  12,553            $  14,356                $  11,763
 3/31/1996             $  13,294                  $  12,529            $  14,493                $  11,680
 4/30/1996             $  13,546                  $  12,767            $  14,706                $  11,615
 5/31/1996             $  13,814                  $  13,020            $  15,086                $  11,592
 6/30/1996             $  13,673                  $  12,887            $  15,143                $  11,747
 7/31/1996             $  13,044                  $  12,294            $  14,474                $  11,779
 8/31/1996             $  13,389                  $  12,619            $  14,779                $  11,759
 9/30/1996             $  13,958                  $  13,155            $  15,611                $  11,963
10/31/1996             $  14,258                  $  13,438            $  16,042                $  12,229
11/30/1996             $  14,964                  $  14,103            $  17,255                $  12,438
12/31/1996             $  14,859                  $  14,005            $  16,913                $  12,322
 1/31/1997             $  15,308                  $  14,428            $  17,970                $  12,360
 2/28/1997             $  15,355                  $  14,472            $  18,111                $  12,391
 3/31/1997             $  14,776                  $  13,927            $  17,366                $  12,254
 4/30/1997             $  15,355                  $  14,473            $  18,403                $  12,438
 5/31/1997             $  16,337                  $  15,397            $  19,524                $  12,556
 6/30/1997             $  17,082                  $  16,099            $  20,398                $  12,705
 7/31/1997             $  18,294                  $  17,243            $  22,022                $  13,048
 8/31/1997             $  17,826                  $  16,801            $  20,789                $  12,937
 9/30/1997             $  18,748                  $  17,670            $  21,928                $  13,128
10/31/1997             $  18,084                  $  17,044            $  21,196                $  13,318
11/30/1997             $  18,391                  $  17,334            $  22,177                $  13,379
12/31/1997             $  18,730                  $  17,653            $  22,559                $  13,514
 1/31/1998             $  18,767                  $  17,688            $  22,809                $  13,687
 2/28/1998             $  19,831                  $  18,691            $  24,453                $  13,676
 3/31/1998             $  20,290                  $  19,123            $  25,706                $  13,723
 4/30/1998             $  20,497                  $  19,318            $  25,965                $  13,794
 5/31/1998             $  20,253                  $  19,088            $  25,519                $  13,925
 6/30/1998             $  20,593                  $  19,409            $  26,555                $  14,044
 7/31/1998             $  20,385                  $  19,213            $  26,273                $  14,073
 8/31/1998             $  18,383                  $  17,326            $  22,474                $  14,302
 9/30/1998             $  19,045                  $  17,950            $  23,915                $  14,637
10/31/1998             $  19,729                  $  18,594            $  25,859                $  14,560
11/30/1998             $  20,603                  $  19,418            $  27,426                $  14,643
12/31/1998             $  21,192                  $  19,973            $  29,006                $  14,686
 1/31/1999             $  21,491                  $  20,255            $  30,218                $  14,791
 2/28/1999             $  20,732                  $  19,540            $  29,278                $  14,532
 3/31/1999             $  21,130                  $  19,915            $  30,449                $  14,612
 4/30/1999             $  21,591                  $  20,349            $  31,628                $  14,659
 5/31/1999             $  21,370                  $  20,142            $  30,881                $  14,530
 6/30/1999             $  22,086                  $  20,816            $  32,595                $  14,483
 7/31/1999             $  21,583                  $  20,342            $  31,578                $  14,421
 8/31/1999             $  21,360                  $  20,132            $  31,424                $  14,414
 9/30/1999             $  21,096                  $  19,883            $  30,563                $  14,581
10/31/1999             $  21,885                  $  20,626            $  32,497                $  14,635
11/30/1999             $  22,289                  $  21,008            $  33,157                $  14,633
12/31/1999             $  23,034                  $  21,709            $  35,110                $  14,563
 1/31/2000             $  22,419                  $  21,130            $  33,347                $  14,515
 2/29/2000             $  22,464                  $  21,172            $  32,717                $  14,691
 3/31/2000             $  23,737                  $  22,373            $  35,917                $  14,885
 4/30/2000             $  23,486                  $  22,135            $  34,836                $  14,841
 5/31/2000             $  22,889                  $  21,573            $  34,122                $  14,834
 6/30/2000             $  23,475                  $  22,125            $  34,964                $  15,142
 7/31/2000             $  23,407                  $  22,061            $  34,419                $  15,280
 8/31/2000             $  24,603                  $  23,189            $  36,556                $  15,502
 9/30/2000             $  23,649                  $  22,289            $  34,626                $  15,600
10/31/2000             $  23,672                  $  22,311            $  34,481                $  15,702
11/30/2000             $  22,517                  $  21,222            $  31,764                $  15,960
12/31/2000             $  22,781                  $  21,471            $  31,919                $  16,257
 1/31/2001             $  23,245                  $  21,909            $  33,052                $  16,523
 2/28/2001             $  21,774                  $  20,522            $  30,038                $  16,667
 3/31/2001             $  20,777                  $  19,582            $  28,134                $  16,751
 4/30/2001             $  21,687                  $  20,440            $  30,320                $  16,680
 5/31/2001             $  21,609                  $  20,366            $  30,523                $  16,780
 6/30/2001             $  21,256                  $  20,034            $  29,781                $  16,844
 7/31/2001             $  21,256                  $  20,034            $  29,489                $  17,221
 8/31/2001             $  20,472                  $  19,295            $  27,643                $  17,419
 9/30/2001             $  19,586                  $  18,459            $  25,410                $  17,623
10/31/2001             $  19,795                  $  18,657            $  25,895                $  17,992
11/30/2001             $  20,611                  $  19,426            $  27,881                $  17,743
12/31/2001             $  20,613                  $  19,427            $  28,126                $  17,630
 1/31/2002             $  20,374                  $  19,202            $  27,716                $  17,772
 2/28/2002             $  20,135                  $  18,977            $  27,181                $  17,945
 3/31/2002             $  20,586                  $  19,403            $  28,203                $  17,647
 4/30/2002             $  20,107                  $  18,950            $  26,494                $  17,989
 5/31/2002             $  20,107                  $  18,950            $  26,298                $  18,142
 6/30/2002             $  19,228                  $  18,122            $  24,425                $  18,298
 7/31/2002             $  18,238                  $  17,189            $  22,523                $  18,520
 8/31/2002             $  18,345                  $  17,290            $  22,669                $  18,833
 9/30/2002             $  17,140                  $  16,154            $  20,205                $  19,138
10/31/2002             $  17,975                  $  16,941            $  21,983                $  19,050
11/30/2002             $  18,647                  $  17,575            $  23,278                $  19,044
12/31/2002             $  18,117                  $  17,076            $  21,911                $  19,438
 1/31/2003             $  17,766                  $  16,744            $  21,337                $  19,456
 2/28/2003             $  17,523                  $  16,515            $  21,017                $  19,724
 3/31/2003             $  17,570                  $  16,560            $  21,221                $  19,708
 4/30/2003             $  18,466                  $  17,404            $  22,970                $  19,872
 5/31/2003             $  19,389                  $  18,274            $  24,180                $  20,242
 6/30/2003             $  19,599                  $  18,472            $  24,490                $  20,201
 7/31/2003             $  19,516                  $  18,394            $  24,921                $  19,522
 8/31/2003             $  19,817                  $  18,677            $  25,407                $  19,651
 9/30/2003             $  19,795                  $  18,657            $  25,137                $  20,172
10/31/2003             $  20,371                  $  19,200            $  26,560                $  19,984
11/30/2003             $  20,536                  $  19,355            $  26,794                $  20,032
12/31/2003             $  21,269                  $  20,046            $  28,198                $  20,237
 1/31/2004             $  21,573                  $  20,333            $  28,717                $  20,399
 2/29/2004             $  21,878                  $  20,620            $  29,116                $  20,619
 3/31/2004             $  21,858                  $  20,601            $  28,676                $  20,774
 4/30/2004             $  21,246                  $  20,024            $  28,226                $  20,233
 5/31/2004             $  21,356                  $  20,128            $  28,613                $  20,152
 6/30/2004             $  21,685                  $  20,438            $  29,168                $  20,267
 7/31/2004             $  21,182                  $  19,964            $  28,202                $  20,468
 8/31/2004             $  21,294                  $  20,070            $  28,315                $  20,859
 9/30/2004             $  21,559                  $  20,319            $  28,612                $  20,918

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)

   SHARE CLASS                   A                  B                  C              Z
-----------------------------------------------------------------------------------------------
   INCEPTION                  04/30/82           05/05/92           08/01/97      07/31/95
-----------------------------------------------------------------------------------------------
   SALES CHARGE            WITHOUT   WITH     WITHOUT   WITH     WITHOUT    WITH   WITHOUT
-----------------------------------------------------------------------------------------------
   1-YEAR                    8.92     2.65      8.22     3.22      8.09     7.09     9.19
   5-YEAR                    0.44    -0.74     -0.30    -0.60     -0.33    -0.33     0.69
   10-YEAR                   7.98     7.35      7.18     7.18      7.17     7.17     8.68

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12b-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Class Z share performance information includes returns for the fund's class A shares (the oldest existing fund class) for periods prior to the inception date of the class Z shares. The class Z returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the class Z shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class Z shares would have been different.

Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class A shares were initially offered on April 30, 1982, class B shares were initially offered on May 5, 1992, class C shares were initially offered on August 1, 1997 and class Z shares were initially offered on July 31, 1995.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 10/01/94 - 09/30/04 ($)

   SALES CHARGE:     WITHOUT        WITH
--------------------------------------------
   Class A            21,559       20,319
   Class B            20,005       20,005
   Class C            19,983       19,983
   Class Z            22,992          n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

UNDERSTANDING YOUR EXPENSES

                                                           COLUMBIA LIBERTY FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

APRIL 1, 2004 - SEPTEMBER 30, 2004

                     ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S  ANNUALIZED
                  BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
------------------------------------------------------------------------------------------------------------------------
                   ACTUAL     HYPOTHETICAL      ACTUAL    HYPOTHETICAL      ACTUAL     HYPOTHETICAL
------------------------------------------------------------------------------------------------------------------------
   Class A        1,000.00     1,000.00         987.10      1,019.60         5.37         5.45                1.08
   Class B        1,000.00     1,000.00         984.60      1,015.85         9.08         9.22                1.83
   Class C        1,000.00     1,000.00         984.60      1,015.85         9.08         9.22                1.83
   Class Z        1,000.00     1,000.00         988.95      1,183.11         4.23         4.64                0.85

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT www.columbiafunds.com OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

ECONOMIC UPDATE

                                                           COLUMBIA LIBERTY FUND

Despite uncertainty about job growth, rising energy prices and a slowdown in consumer spending, the US economy grew at a pace of more than 4.5% during the 12-month period that began October 1, 2003 and ended September 30, 2004. Economic growth encountered a soft patch in the second quarter of 2004, but monthly data suggested that it picked up again in the third quarter.

Job growth dominated the economic news during this reporting period: When more than one million jobs were created in the spring of 2004, consumer confidence soared to its highest level in two years. However, when job growth fell below expectations during the summer months, consumer confidence fell. According to the Labor Department's payroll survey, the job market has not fully recovered from the losses incurred during the economic downturn of 2000-2001, and that has left consumers more cautious about the months ahead.

Consumer spending held up for most of the period, as last year's tax rebates and tax cuts worked their way into household budgets. Even when consumer spending declined during the summer, housing activity remained strong. Also, the business sector stepped into the gap created by sagging consumer spending. Industrial production rose; factories utilized more of their capacity; and spending on technology, capital equipment and construction picked up.

STOCKS OUTPERFORMED BONDS

Buoyed by strong gains at the beginning of the period, the S&P 500 Index returned 13.87% during this 12-month reporting period. However, concerns about new terror threats and higher interest rates and energy prices helped sideline investors as the period wore on. Late in the period, leadership passed from small-cap stocks to mid- and large-cap stocks. Value stocks continued to lead growth stocks until the final month of the period, when small- and mid-cap growth stocks bested their value counterparts. Energy and real estate investment trusts were the best-performing sectors.

Foreign stock markets did even better than US markets. The MSCI EAFE Index, a broad measure of stock market performance in developed countries outside the United States, returned 22.08% for the 12-month period. Unlike the US market, many foreign markets continued to generate positive returns in 2004.

BONDS DELIVER RESPECTABLE GAINS

Despite periods of interest-rate volatility, the US bond market delivered respectable gains during the period. Bond prices sagged in the spring when job growth picked up and investors began to anticipate higher short-term interest rates. However, a shaky stock market, higher energy prices and some mixed economic data gave the bond market a boost in the last three months of the period. The 10-year Treasury yield ended the period at 4.1%, very close to where it started.

In this environment, the Lehman Brothers Aggregate Bond Index returned 3.68%. High-yield bonds gained 12.23%, as measured by the Merrill Lynch US High Yield, Cash Pay Index. However, most of those gains were achieved during the first half of the reporting period. In the second half, slower economic growth and high valuations made high-yield bonds less attractive.

After a year of the lowest short-term interest rates in recent history, The Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.0% to 1.75% in three equal steps during the period. The Fed indicated that it would continue to raise short-term interest rates at a "measured pace," in an attempt to balance economic growth against inflationary pressures.

[SIDENOTE]

SUMMARY:
FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2004

- STOCK PRICES ROSE, AS MEASURED BY THE S&P 500 INDEX AND THE BROADER RUSSELL 3000 INDEX. MANY SECTORS RETREATED AS SHORT-TERM INTEREST RATES MOVED HIGHER IN THE SUMMER AND A HOST OF UNCERTAINTIES UNSETTLED INVESTORS.

[CHART]

S&P 500 INDEX              13.87%
RUSSELL 3000 INDEX         14.26%

- DESPITE INTEREST RATE VOLATILITY, INVESTMENT GRADE BONDS CHALKED UP RESPECTABLE GAINS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX RETURNED 3.68%. HIGH-YIELD BONDS, WHICH CAN BE LESS SENSITIVE TO CHANGING INTEREST RATES, LED THE FIXED INCOME MARKETS. THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX RETURNED 12.23%

[CHART]

MERRILL LYNCH INDEX        12.23%
LEHMAN INDEX                3.68%

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 3000 Index is an unmanaged index that tracks the performance of the 3,000 largest US companies based on total market capitalization.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment-grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

PORTFOLIO MANAGER'S REPORT

                                                           COLUMBIA LIBERTY FUND

For the 12-month period ended September 30, 2004, Columbia Liberty Fund Class A shares returned 8.92% without sales charge. Because the fund invests in a mix of stocks and bonds, we expect its performance to fall between that of its two benchmarks. It lived up to those expectations for the period. The S&P 500 Index returned 13.87%, and the Lehman Brothers Aggregate Bond Index returned 3.68%. The fund's return was less than the 9.72% average return of its peer group, the Morningstar(R) Moderate Allocation Category.(1) The fund's modest emphasis on large-cap value stocks aided performance. We added to the fund's position in international stocks during the year and this also boosted results, while the fund's technology holdings hurt results.

EXPANDING ECONOMY BOOSTS STOCK MARKET

During the fiscal year, we maintained an allocation of approximately 65% in equities and 32% in fixed income. This helped performance, as the stock market got a boost from an expanding economy and rising corporate profits. By contrast, bond prices were much more volatile as investors feared that a stronger economy would ignite inflation and a change in monetary policy. In this environment, we lightened allocations in investment-grade bonds, increased the fund's cash position and put more money to work in large-cap and international stocks, which we believed were attractively priced.

BONDS HELD UP DESPITE VOLATILITY

Although the bond market experienced a significant jolt when the economy heated up in the spring of 2004, longer-term interest rates settled back down in the final months of the period as economic activity moderated and oil prices surged. As a result, the fund's investment-grade bond position generated a solid single-digit return. We maintained an underweight position in bonds because we believed that pressure on the US dollar, a growing federal deficit and a large current account deficit may have a more pronounced negative impact on the US bond market going forward.

LARGE-CAP STOCKS RETURNED TO FAVOR

Stock investors became increasingly cautious over the past 12 months. They shifted their attention away from smaller, riskier companies, which dominated the market in 2003, to larger, higher quality companies that

(1) (C) 2004, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

    Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 09/30/04 ($)

   Class A                       7.68
   Class B                       7.68
   Class C                       7.66
   Class Z                       8.15

DISTRIBUTIONS DECLARED PER SHARE 10/01/03 - 09/30/04 ($)

   Class A                       0.18
   Class B                       0.12
   Class C                       0.12
   Class Z                       0.20

HOLDINGS DISCUSSED IN THIS REPORT AS OF 09/30/04 (%)

   Lincoln National              0.3
   JPMorgan Chase                0.8
   US Bancorp                    0.6
   Alleanza Assicurazioni        0.2
   BP PLC                        0.4
   ConocoPhillips                0.8
   Exxon Mobil                   1.0
   eBay                          0.3

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

pay dividends. The fund's large-cap value holdings, both domestic and foreign, benefited from this shift. Financial stocks, including Lincoln National, JPMorgan Chase, and US Bancorp were especially strong performers for the period. International financial stocks, including Alleanza Assicurazioni, an Italian life insurance company, also aided the fund's return.

Energy and consumer stocks also contributed to the fund's solid return. Energy stocks benefited from strong profit margins and rising energy prices. Within that sector, BP PLC., ConocoPhillips, and Exxon Mobil were exceptionally strong performers. On the consumer side, eBay provided a boost as the online service continued to grow rapidly with an increasingly global client base.

By contrast, the fund's holdings in the information technology sector detracted from performance. Hardware and software companies underperformed because weaker-than-anticipated demand contributed to excess inventories and lowered product prices.

A COMPELLING PREMISE FOR AN EQUITY FOCUS

Uncertainties regarding Iraq, terrorism threats and the US presidential election together with surging energy prices, have dampened stock market performance since January. However, we believe growth in corporate profits and the US economic expansion will persist, albeit more slowly. The stock market should benefit from these positive economic conditions. Conversely, we believe that the prospects for bonds have diminished. As a result, we increased the fund's exposure to large-cap stocks, especially attractively-priced growth stocks. We also diversified somewhat away from the US economy to capture opportunities that we perceive in large-cap international stocks.

[PHOTO OF HARVEY HIRSCHHORN]

                Harvey Hirschhorn is the lead manager for Columbia Liberty Fund and has co-managed the fund since August 2000. He has been with the advisor or its predecessors or affiliate organizations since 1973. He is responsible for allocating the fund's assets among various asset classes. The investment decisions for these asset classes are made by professionals with expertise in that class.

                /s/ Harvey Hirschhorn

Investing in stocks and bonds involves certain risks, including price fluctuations caused by economic and business developments and changes in interest rates. There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

The fund is also subject to risks associated with investments in bonds, including interest rate risk, credit risk and prepayment risk.

[SIDENOTE]

WE HAVE POSITIONED THE PORTFOLIO TO BENEFIT FROM AN EXPANDING US ECONOMY BY INCREASING THE FUND'S EXPOSURE TO LARGE-CAP STOCKS. WE HAVE ALSO DIVERSIFIED INTO INTERNATIONAL MARKETS.

INVESTMENT PORTFOLIO

SEPTEMBER 30, 2004                                         COLUMBIA LIBERTY FUND

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 64.8%

CONSUMER DISCRETIONARY - 7.5%

                          AUTOMOBILES - 0.3%   Honda Motor Co., Ltd.                                    41,800        2,038,078
                                                                                             Automobiles Total        2,038,078

        HOTELS, RESTAURANTS & LEISURE - 1.1%   Carnival Corp.                                           38,500        1,820,665
                                               Carnival PLC                                             27,468        1,356,841
                                               Compass Group PLC                                       241,200          966,192
                                               Harrah's Entertainment, Inc.                             11,060          585,959
                                               Marriott International, Inc.,
                                                  Class A                                               50,800        2,639,568
                                               McDonald's Corp.                                         37,546        1,052,414
                                                                                         Hotels, Restaurants &
                                                                                                 Leisure Total        8,421,639

                   HOUSEHOLD DURABLES - 0.2%   Koninklijke (Royal) Philips
                                                  Electronics NV (a)                                    72,199        1,659,242
                                                                                      Household Durables Total        1,659,242

            INTERNET & CATALOG RETAIL - 0.3%   eBay, Inc. (a)                                           27,160        2,497,090
                                                                                            Internet & Catalog
                                                                                                  Retail Total        2,497,090

                                MEDIA - 1.8%   British Sky Broadcasting PLC (a)                        102,000          886,772
                                               Clear Channel Communications, Inc.                       38,858        1,211,204
                                               EMI Group PLC                                           238,500          955,740
                                               Grupo Televisa SA, ADR                                   18,400          970,232
                                               McGraw-Hill Companies, Inc.                              28,663        2,284,154
                                               News Corp., Ltd.                                         87,138          716,703
                                               Omnicom Group                                            19,500        1,424,670
                                               Time Warner, Inc. (a)                                   145,044        2,341,010
                                               Viacom, Inc., Class A                                    24,105          819,570
                                               XM Satellite Radio Holdings, Inc.,
                                                  Class A (a)                                           68,325        2,119,441
                                                                                                   Media Total       13,729,496

                     MULTILINE RETAIL - 0.2%   Ito-Yokado Co., Ltd.                                     32,000        1,100,176
                                               May Department Stores Co.                                19,981          512,113
                                                                                        Multiline Retail Total        1,612,289

                     SPECIALTY RETAIL - 2.9%   Bed Bath & Beyond, Inc. (a)                              63,070        2,340,528
                                               Best Buy Co., Inc.                                       56,300        3,053,712
                                               Chico's FAS, Inc. (a)                                    76,195        2,605,869
                                               Fast Retailing Co., Ltd.                                 12,900          878,826
                                               Home Depot, Inc.                                         63,565        2,491,748
                                               Limited Brands                                           49,911        1,112,516
                                               Lowe's Companies, Inc.                                   70,795        3,847,708
                                               Office Depot, Inc. (a)                                  124,021        1,864,036
                                               Staples, Inc.                                           111,900        3,336,858
                                                                                        Specialty Retail Total       21,531,801

     TEXTILES, APPAREL & LUXURY GOODS - 0.7%   Adidas-Salomon AG                                         9,900        1,384,568
                                               Coach, Inc. (a)                                          48,900        2,074,338
                                               Nike, Inc., Class B                                      21,100        1,662,680
                                                                                           Textiles, Apparel &
                                                                                            Luxury Goods Total        5,121,586
                                                                                                                 --------------
                                                                                                      CONSUMER
                                                                                           DISCRETIONARY TOTAL       56,611,221

CONSUMER STAPLES - 6.1%

                            BEVERAGES - 1.1%   Diageo PLC                                              128,200        1,604,313
                                               PepsiCo, Inc.                                           145,362        7,071,861
                                                                                               Beverages Total        8,676,174

                                 See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

CONSUMER STAPLES - (CONTINUED)

             FOOD & STAPLES RETAILING - 1.0%   Costco Wholesale Corp.                                  136,254        5,662,717
                                               Sysco Corp.                                              54,535        1,631,687
                                                                                      Food & Staples Retailing
                                                                                                         Total        7,294,404

                        FOOD PRODUCTS - 1.2%   Bunge Ltd.                                               14,400          575,712
                                               ConAgra Foods, Inc.                                      77,950        2,004,095
                                               Hershey Foods Corp.                                      30,700        1,433,997
                                               Kraft Foods, Inc., Class A                               82,918        2,630,159
                                               Nestle SA, Registered Shares                              8,150        1,871,649
                                               Royal Numico NV (a)                                      26,476          844,697
                                                                                           Food Products Total        9,360,309

                   HOUSEHOLD PRODUCTS - 1.6%   Clorox Co.                                               47,431        2,528,072
                                               Kimberly-Clark Corp.                                     42,878        2,769,490
                                               Procter & Gamble Co.                                    120,697        6,532,122
                                                                                      Household Products Total       11,829,684

                    PERSONAL PRODUCTS - 0.7%   Alberto-Culver Co., Class B                              56,680        2,464,446
                                               Avon Products, Inc.                                      57,800        2,524,704
                                                                                       Personal Products Total        4,989,150

                              TOBACCO - 0.5%   Altria Group, Inc.                                       85,809        4,036,455
                                                                                                 Tobacco Total        4,036,455
                                                                                                                 --------------
                                                                                        CONSUMER STAPLES TOTAL       46,186,176

ENERGY - 5.2%

          ENERGY EQUIPMENT & SERVICES - 0.5%   Halliburton Co.                                          68,317        2,301,600
                                               National-Oilwell, Inc. (a)                               32,300        1,061,378
                                               Smith International, Inc. (a)                            13,600          825,928
                                                                                            Energy Equipment &
                                                                                                Services Total        4,188,906

                            OIL & GAS - 4.7%   BP PLC                                                  302,800        2,899,347
                                               BP PLC, ADR                                              96,094        5,528,288
                                               ChevronTexaco Corp.                                      21,695        1,163,720
                                               ConocoPhillips                                           73,422        6,083,012
                                               EOG Resources, Inc.                                      17,800        1,172,130
                                               Exxon Mobil Corp.                                       156,046        7,541,703
                                               Marathon Oil Corp.                                       75,750        3,126,960
                                               Royal Dutch Petroleum Co.                                18,450          952,126
                                               Royal Dutch Petroleum Co., N.Y.
                                                  Registered Shares                                     46,293        2,388,719
                                               Shell Transport & Trading Co.,
                                                  PLC                                                  218,420        1,606,574
                                               Total SA                                                 13,280        2,710,539
                                                                                               Oil & Gas Total       35,173,118
                                                                                                                 --------------
                                                                                                  ENERGY TOTAL       39,362,024

FINANCIALS - 13.6%

                      CAPITAL MARKETS - 1.7%   Bank of New York Co., Inc.                               88,539        2,582,683
                                               Goldman Sachs Group, Inc.                                35,398        3,300,509
                                               Merrill Lynch & Co., Inc.                                40,900        2,033,548
                                               Morgan Stanley                                           36,514        1,800,140
                                               State Street Corp.                                       29,607        1,264,515
                                               UBS AG, Registered Shares                                30,790        2,174,156
                                                                                         Capital Markets Total       13,155,551

See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

FINANCIALS - (CONTINUED)

                     COMMERCIAL BANKS - 4.0%   Banco Santander Central Hispano SA                      156,400        1,528,853
                                               Bank Austria Creditanstalt                               19,300        1,371,057
                                               DBS Group Holdings                                       85,000          807,587
                                               Dexia                                                    70,100        1,305,266
                                               Kookmin Bank, ADR (a)                                    42,940        1,367,210
                                               Mitsubishi Tokyo Financial Group,
                                                  Inc.                                                     281        2,347,158
                                               National City Corp.                                      54,893        2,119,968
                                               North Fork Bancorporation, Inc.                          18,500          822,325
                                               OTP Bank Rt., Registered Shares                          36,800        1,628,929
                                               Sanpaolo IMI S.p.A.                                     102,500        1,158,272
                                               Unibanco- Uniao de Bancos
                                                  Brasileiros S.A.                                      48,500        1,175,155
                                               US Bancorp                                              165,343        4,778,413
                                               Wachovia Corp.                                           55,763        2,618,073
                                               Wells Fargo & Co.                                       112,975        6,736,699
                                                                                        Commercial Banks Total       29,764,965

                     CONSUMER FINANCE - 0.7%   American Express Co.                                     51,800        2,665,628
                                               MBNA Corp.                                               97,566        2,458,663
                                                                                        Consumer Finance Total        5,124,291

       DIVERSIFIED FINANCIAL SERVICES - 2.5%   Citigroup, Inc.                                         231,462       10,212,103
                                               JPMorgan Chase & Co.                                    160,805        6,388,783
                                               Nomura Holdings, Inc.                                   156,000        2,007,728
                                                                                         Diversified Financial
                                                                                                Services Total       18,608,614

                            INSURANCE - 3.8%   Aflac, Inc.                                              29,172        1,143,834
                                               Alleanza Assicurazioni S.p.A.                           146,000        1,691,184
                                               Ambac Financial Group, Inc.                              29,597        2,366,280
                                               American International Group, Inc.                       91,827        6,243,318
                                               Axa                                                      61,200        1,242,066
                                               Chubb Corp.                                              30,612        2,151,411
                                               Hartford Financial Services Group,
                                                  Inc.                                                  27,002        1,672,234
                                               Lincoln National Corp.                                   56,054        2,634,538
                                               Marsh & McLennan Companies, Inc.                         23,929        1,094,991
                                               Progressive Corp.                                         7,400          627,150
                                               Prudential PLC                                          167,100        1,366,011
                                               RenaissanceRe Holdings Ltd.                              39,900        2,058,042
                                               St. Paul Travelers Companies, Inc.                            1               33
                                               Swiss Re, Registered Shares                              13,900          802,501
                                               Willis Group Holdings Ltd.                               43,646        1,632,361
                                               XL Capital Ltd., Class A                                 29,020        2,147,190
                                                                                               Insurance Total       28,873,144

                          REAL ESTATE - 0.4%   Archstone-Smith Trust, REIT                              36,522        1,155,556
                                               AvalonBay Communities, Inc.                              12,800          770,816
                                               Kimco Realty Corp., REIT                                 23,964        1,229,353
                                               Vornado Realty Trust, REIT                                2,941          184,342
                                                                                             Real Estate Total        3,340,067

           THRIFTS & MORTGAGE FINANCE - 0.5%   Countrywide Financial Corp.                              38,072        1,499,656
                                               Federal Home Loan Mortgage Corp.                         32,075        2,092,573
                                                                                            Thrifts & Mortgage
                                                                                                 Finance Total        3,592,229
                                                                                                                 --------------
                                                                                              FINANCIALS TOTAL      102,458,861

                                 See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

HEALTH CARE - 8.4%

                        BIOTECHNOLOGY - 0.7%   Amgen, Inc. (a)                                          28,905        1,638,335
                                               Biogen Idec, Inc. (a)                                    17,200        1,052,124
                                               Genentech, Inc. (a)                                      52,200        2,736,324
                                                                                           Biotechnology Total        5,426,783

     HEALTH CARE EQUIPMENT & SUPPLIES - 2.4%   Alcon, Inc.                                              27,015        2,166,603
                                               Boston Scientific Corp. (a)                              56,160        2,231,237
                                               Kinetic Concepts, Inc. (a)                               20,900        1,098,295
                                               St. Jude Medical, Inc. (a)                               39,930        3,005,531
                                               Thermo Electron Corp. (a)                                70,200        1,896,804
                                               Varian Medical Systems, Inc. (a)                         97,600        3,374,032
                                               Zimmer Holdings, Inc. (a)                                52,100        4,117,984
                                                                                       Health Care Equipment &
                                                                                                Supplies Total       17,890,486

     HEALTH CARE PROVIDERS & SERVICES - 1.2%   Aetna, Inc.                                              47,278        4,724,490
                                               Anthem, Inc. (a)                                         23,700        2,067,825
                                               Caremark Rx, Inc. (a)                                    76,280        2,446,300
                                                                                       Health Care Providers &
                                                                                                Services Total        9,238,615

                      PHARMACEUTICALS - 4.1%   Bristol-Myers Squibb Co.                                 37,905          897,211
                                               Eli Lilly & Co.                                          31,000        1,861,550
                                               GlaxoSmithKline PLC                                      88,300        1,908,410
                                               Johnson & Johnson                                       135,724        7,645,333
                                               Merck & Co., Inc.                                        46,027        1,518,891
                                               Novartis AG, Registered Shares                           52,300        2,440,694
                                               Novo-Nordisk A/S, Class B                                23,900        1,309,158
                                               Pfizer, Inc.                                            292,362        8,946,277
                                               Teva Pharmaceutical Industries
                                                  Ltd., ADR                                            167,860        4,355,967
                                                                                         Pharmaceuticals Total       30,883,491
                                                                                                                 --------------
                                                                                             HEALTH CARE TOTAL       63,439,375

INDUSTRIALS - 7.7%

                  AEROSPACE & DEFENSE - 1.1%   General Dynamics Corp.                                   25,992        2,653,783
                                               Honeywell International, Inc.                            31,980        1,146,803
                                               Raytheon Co.                                             31,894        1,211,334
                                               United Technologies Corp.                                33,659        3,143,077
                                                                                           Aerospace & Defense
                                                                                                         Total        8,154,997

       COMMERCIAL SERVICES & SUPPLIES - 1.2%   Adecco SA                                                24,500        1,220,602
                                               Bellsystem 24, Inc.                                       1,800          455,489
                                               Cendant Corp.                                           137,470        2,969,352
                                               Envirosource, Inc. (b)                                      200           22,000
                                               Fairlane Management Corp. (b)(c)                            200               --
                                               Republic Services, Inc.                                   7,300          217,248
                                               Secom Co., Ltd.                                          46,000        1,602,459
                                               Waste Management, Inc.                                   82,751        2,262,412
                                                                                         Commercial Services &
                                                                                                Supplies Total        8,749,562

                 ELECTRICAL EQUIPMENT - 0.5%   Rockwell Automation, Inc.                                43,200        1,671,840
                                               Ushio, Inc.                                              26,000          439,407
                                               Vestas Wind Systems A/S (a)                             122,000        1,768,985
                                                                                          Electrical Equipment
                                                                                                         Total        3,880,232

See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

INDUSTRIALS - (CONTINUED)

             INDUSTRIAL CONGLOMERATES - 2.8%   3M Co.                                                   31,100        2,487,067
                                               General Electric Co.                                    278,737        9,359,988
                                               Siemens AG, Registered Shares                            18,000        1,326,699
                                               Textron, Inc.                                            50,988        3,276,999
                                               Tyco International Ltd.                                 161,435        4,949,597
                                                                                      Industrial Conglomerates
                                                                                                         Total       21,400,350

                            MACHINERY - 1.6%   Atlas Copco AB, Class A                                  33,900        1,306,091
                                               Deere & Co.                                              33,832        2,183,856
                                               Ingersoll-Rand Co., Ltd., Class A                        56,701        3,853,967
                                               ITT Industries, Inc.                                     43,700        3,495,563
                                               Volvo AB, Class B                                        27,000          954,054
                                                                                               Machinery Total       11,793,531

                          ROAD & RAIL - 0.3%   East Japan Railway Co.                                      457        2,368,703
                                                                                             Road & Rail Total        2,368,703

     TRADING COMPANIES & DISTRIBUTORS - 0.2%   Mitsubishi Corp.                                        131,000        1,418,176
                                                                                           Trading Companies &
                                                                                            Distributors Total        1,418,176
                                                                                                                 --------------
                                                                                             INDUSTRIALS TOTAL       57,765,551

INFORMATION TECHNOLOGY - 9.4%

             COMMUNICATIONS EQUIPMENT - 1.6%   Avaya, Inc. (a)                                          74,700        1,041,318
                                               Cisco Systems, Inc. (a)                                 263,395        4,767,449
                                               Motorola, Inc.                                           38,500          694,540
                                               Nokia Oyj, ADR                                          160,393        2,200,592
                                               QUALCOMM, Inc.                                           75,220        2,936,589
                                               Telefonaktiebolaget LM Ericsson,
                                                  Class B (a)                                          257,300          802,298
                                                                                      Communications Equipment
                                                                                                         Total       12,442,786

              COMPUTERS & PERIPHERALS - 1.7%   Dell, Inc. (a)                                           89,965        3,202,754
                                               EMC Corp. (a)                                            79,100          912,814
                                               International Business
                                                  Machines Corp.                                        55,721        4,777,518
                                               Lexmark International, Inc.,
                                                  Class A (a)                                           49,213        4,134,384
                                                                                       Computers & Peripherals
                                                                                                         Total       13,027,470

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%   AU Optronics Corp., ADR                                  35,000          438,200
                                               Flextronics International Ltd. (a)                       77,920        1,032,440
                                               Hoya Corp.                                                8,600          903,460
                                               Samsung Electronics Co., Ltd.,
                                                  GDR (d)                                               21,123        4,190,615
                                                                                        Electronic Equipment &
                                                                                             Instruments Total        6,564,715

         INTERNET SOFTWARE & SERVICES - 0.4%   T-Online International AG (a)                            89,688          976,132
                                               Yahoo!, Inc. (a)                                         68,980        2,339,112
                                                                                           Internet Software &
                                                                                                Services Total        3,315,244

                          IT SERVICES - 0.7%   Accenture Ltd., Class A (a)                              96,267        2,604,022
                                               Cognizant Technology Solutions
                                                  Corp., Class A (a)                                    77,600        2,367,576
                                                                                             IT Services Total        4,971,598

                   OFFICE ELECTRONICS - 0.4%   Canon, Inc.                                               8,000          376,564
                                               Xerox Corp. (a)                                         173,771        2,446,695
                                                                                      Office Electronics Total        2,823,259

                                 See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

              SEMICONDUCTORS & SEMICONDUCTOR   Altera Corp. (a)                                         49,800          974,586
                            EQUIPMENT - 1.4%   Broadcom Corp., Class A (a)                              28,200          769,578
                                               Intel Corp.                                             179,940        3,609,596
                                               Linear Technology Corp.                                  13,200          478,368
                                               Marvell Technology Group Ltd. (a)                        61,860        1,616,402
                                               Microchip Technology, Inc.                               22,800          611,952
                                               Nikon Corp.                                             176,000        1,661,565
                                               Taiwan Semiconductor Manufacturing
                                                  Co., Ltd., ADR                                        95,832          684,241
                                                                                              Semiconductors &
                                                                                                 Semiconductor
                                                                                               Equipment Total       10,406,288

                             SOFTWARE - 2.3%   Amdocs Ltd. (a)                                          65,800        1,436,414
                                               Dassault Systemes SA                                     31,500        1,475,534
                                               Microsoft Corp.                                         384,984       10,644,807
                                               Oracle Corp. (a)                                        165,535        1,867,235
                                               SAP AG, ADR                                              26,800        1,043,860
                                               Symantec Corp. (a)                                       14,500          795,760
                                                                                                Software Total       17,263,610
                                                                                                                 --------------
                                                                                        INFORMATION TECHNOLOGY
                                                                                                         TOTAL       70,814,970

MATERIALS - 3.1%

                            CHEMICALS - 1.6%   Air Products & Chemicals, Inc.                           62,091        3,376,508
                                               BOC Group PLC                                            61,800          991,246
                                               Johnson Matthey PLC                                      27,600          478,113
                                               Kaneka Corp.                                            103,000        1,015,565
                                               Praxair, Inc.                                           114,900        4,910,826
                                               Shin-Etsu Chemical Co., Ltd.                             29,900        1,076,124
                                                                                               Chemicals Total       11,848,382

               CONSTRUCTION MATERIALS - 0.3%   Holcim Ltd., Registered Shares                           19,814        1,047,674
                                               Lafarge SA                                               11,318          993,754
                                                                                        Construction Materials
                                                                                                         Total        2,041,428

                      METALS & MINING - 0.6%   Alcoa, Inc.                                              79,600        2,673,764
                                               Phelps Dodge Corp.                                       20,340        1,871,890
                                                                                         Metals & Mining Total        4,545,654

              PAPER & FOREST PRODUCTS - 0.6%   MeadWestvaco Corp.                                       83,667        2,668,977
                                               Weyerhaeuser Co.                                         26,899        1,788,246
                                                                                       Paper & Forest Products
                                                                                                         Total        4,457,223
                                                                                                                 --------------
                                                                                               MATERIALS TOTAL       22,892,687

TELECOMMUNICATION SERVICES - 2.2%

               DIVERSIFIED TELECOMMUNICATION
                             SERVICES - 1.8%   BellSouth Corp.                                          61,463        1,666,876
                                               SBC Communications, Inc.                                178,746        4,638,459
                                               Telecom Italia S.p.A.                                   207,923          642,854
                                               Telefonica SA                                            99,102        1,483,636
                                               Telenor ASA                                             180,600        1,377,847
                                               Verizon Communications, Inc.                             94,860        3,735,587
                                                                                                   Diversified
                                                                                             Telecommunication
                                                                                                Services Total       13,545,259

See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

TELECOMMUNICATION SERVICES - (CONTINUED)

  WIRELESS TELECOMMUNICATION SERVICES - 0.4%   NTT DoCoMo, Inc.                                          1,204        2,052,614
                                               Vodafone Group PLC                                      301,508          723,631
                                                                                                      Wireless
                                                                                             Telecommunication
                                                                                                Services Total        2,776,245
                                                                                                                 --------------
                                                                                             TELECOMMUNICATION
                                                                                                SERVICES TOTAL       16,321,504

UTILITIES - 1.6%

                   ELECTRIC UTILITIES - 1.6%   American Electric Power Co., Inc.                        69,059        2,207,126
                                               Consolidated Edison, Inc.                                79,208        3,329,904
                                               Entergy Corp.                                            29,137        1,765,993
                                               PG&E Corp. (a)                                           25,000          760,000
                                               Southern Co.                                              9,006          270,000
                                               TXU Corp.                                                76,979        3,688,834
                                                                                      Electric Utilities Total       12,021,857
                                                                                                                 --------------
                                                                                               UTILITIES TOTAL       12,021,857

                                               TOTAL COMMON STOCKS
                                               (COST OF $423,559,759)                                               487,874,226

                                                                                                       PAR ($)
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - 12.1%

BASIC MATERIALS - 0.4%

FOREST PRODUCTS & PAPER - 0.4%

                              Westvaco Corp.   8.200% 01/15/30                                       2,610,000        3,104,830
                                                                                                        Forest
                                                                                        Products & Paper Total        3,104,830
                                                                                                                 --------------
                                                                                         BASIC MATERIALS TOTAL        3,104,830

COMMUNICATIONS - 1.0%

MEDIA - 0.3%

                               Comcast Corp.   7.050% 03/15/33                                       2,000,000        2,191,320
                                                                                                   Media Total        2,191,320

TELECOMMUNICATIONS - 0.7%

                                   MCI, Inc.   5.908% 05/01/07                                         147,000          145,714
                                               6.688% 05/01/09                                         147,000          141,487
                                               7.735% 05/01/14                                         126,000          119,070

                        Sprint Capital Corp.   6.125% 11/15/08                                       1,700,000        1,835,966

                Verizon Global Funding Corp.   7.750% 12/01/30                                       2,750,000        3,293,538

                                                                                      Telecommunications Total        5,535,775
                                                                                                                 --------------
                                                                                          COMMUNICATIONS TOTAL        7,727,095

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS &
   NOTES - (CONTINUED)

CONSUMER CYCLICAL - 0.6%

AIRLINES - 0.5%

                  Continental Airlines, Inc.   7.461% 04/01/15                                       1,302,551        1,198,347

                       United Airlines, Inc.   7.032% 10/01/10 (e)                                   3,528,123        2,963,623

                                                                                                Airlines Total        4,161,970

AUTO MANUFACTURERS - 0.1%

                        General Motors Corp.   7.125% 07/15/13                                         575,000          601,358

                                                                                      Auto Manufacturers Total          601,358
                                                                                                                 --------------
                                                                                       CONSUMER CYCLICAL TOTAL        4,763,328

CONSUMER NON-CYCLICAL - 1.5%

COSMETICS/PERSONAL CARE - 0.5%

                        Procter & Gamble Co.   4.750% 06/15/07                                       3,615,000        3,768,421

                                                                                            Cosmetics/Personal
                                                                                                    Care Total        3,768,421

HEALTHCARE SERVICES - 0.8%

                                   HCA, Inc.   7.125% 06/01/06                                       3,500,000        3,691,415

                      Tenet Healthcare Corp.   5.375% 11/15/06                                       2,400,000        2,406,000

                                                                                           Healthcare Services
                                                                                                         Total        6,097,415

PHARMACEUTICALS - 0.2%

                                       Wyeth   6.500% 02/01/34                                       1,000,000        1,020,960

                                                                                         Pharmaceuticals Total        1,020,960
                                                                                                                 --------------
                                                                                         CONSUMER NON-CYCLICAL
                                                                                                         TOTAL       10,886,796

ENERGY - 0.8%

OIL & GAS - 0.8%

                       Devon Financing Corp.   6.875% 09/30/11                                       2,500,000        2,825,175

                                 Nexen, Inc.   7.875% 03/15/32                                       1,500,000        1,854,630

          Pemex Project Funding Master Trust   7.875% 02/01/09                                       1,250,000        1,395,000

                                                                                               Oil & Gas Total        6,074,805

PIPELINES - 0.0%

                                 Enron Corp.   6.750% 07/01/05 (e)                                   3,000,000            3,750

                                                                                               Pipelines Total            3,750
                                                                                                                 --------------
                                                                                                  ENERGY TOTAL        6,078,555

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS &
   NOTES - (CONTINUED)

FINANCIALS - 5.6%

BANKS - 1.2%

                              Bank One Corp.   6.500% 02/01/06                                       2,500,000        2,623,625

                     HSBC Capital Funding LP   9.547% 12/31/49 (d)                                   2,900,000        3,608,760

                 Rabobank Capital Funding II   5.260% 12/31/49 (d)                                   2,450,000        2,469,747

                                                                                                   Banks Total        8,702,132

DIVERSIFIED FINANCIAL SERVICES - 3.1%

        Caterpillar Financial Services Corp.   1.830% 02/26/07 (f)                                     725,000          725,239

                                    Citicorp   8.040% 12/15/19 (d)                                   4,710,000        5,689,821

                       Ford Motor Credit Co.   7.375% 02/01/11                                       3,475,000        3,781,634

             General Motors Acceptance Corp.   6.875% 08/28/12                                       1,950,000        2,030,886

                   Goldman Sachs Group, Inc.   6.600% 01/15/12                                       3,000,000        3,324,000

                     Household Finance Corp.   5.875% 02/01/09                                       2,000,000        2,151,900

           International Lease Finance Corp.   6.375% 03/15/09                                       3,000,000        3,276,600

                              Morgan Stanley   6.750% 04/15/11                                       1,225,000        1,377,819

                       UFJ Finance Aruba AEC   6.750% 07/15/13                                       1,225,000        1,363,609

                                                                                         Diversified Financial
                                                                                                Services Total       23,721,508

INSURANCE - 1.0%

  Florida Windstorm Underwriting Association   7.125% 02/25/19 (d)                                   3,025,000        3,551,743

         Prudential Insurance Co. of America   7.650% 07/01/07 (d)                                   3,945,000        4,378,319

                                                                                               Insurance Total        7,930,062

INVESTMENT MANAGEMENT COMPANIES - 0.3%

        Credit Suisse First Boston USA, Inc.   5.875% 08/01/06                                       2,000,000        2,101,320

                                                                                         Investment Management
                                                                                               Companies Total        2,101,320
                                                                                                                 --------------
                                                                                              FINANCIALS TOTAL       42,455,022

INDUSTRIALS - 0.9%

AEROSPACE & DEFENSE - 0.3%

                                Raytheon Co.   8.300% 03/01/10                                       1,500,000        1,788,000

                                                                                           Aerospace & Defense
                                                                                                         Total        1,788,000

TRANSPORTATION - 0.6%

                                 FedEx Corp.   7.500% 01/15/18                                       3,886,438        4,526,962

                                                                                          Transportation Total        4,526,962
                                                                                                                 --------------
                                                                                             INDUSTRIALS TOTAL        6,314,962

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS &
   NOTES - (CONTINUED)

UTILITIES - 1.3%

ELECTRIC - 1.3%

                    Dominion Resources, Inc.   6.300% 03/15/33                                       1,400,000        1,414,630

                           FirstEnergy Corp.   5.500% 11/15/06                                       4,000,000        4,163,360

               Public Service Electric & Gas   4.000% 11/01/08                                       2,450,000        2,466,905

                          Southern Power Co.   6.250% 07/15/12                                       1,525,000        1,659,627

                                                                                                Electric Total        9,704,522
                                                                                                                 --------------
                                                                                               UTILITIES TOTAL        9,704,522

                                               TOTAL CORPORATE FIXED-INCOME
                                                  BONDS & NOTES
                                               (COST OF $90,933,024)                                                 91,035,110

MORTGAGE-BACKED SECURITIES - 11.7%

            FEDERAL HOME LOAN MORTGAGE CORP.   5.000% 09/01/34                                       4,000,000        3,965,431
                                               6.000% 02/01/09 - 04/01/26                            2,203,180        2,303,982
                                               6.500% 07/01/14 - 08/01/32                            2,973,166        3,123,883
                                               7.000% 11/01/29 - 01/01/30                              119,122          126,542
                                               8.000% 07/01/20                                          71,595           78,172

       FEDERAL NATIONAL MORTGAGE ASSOCIATION   4.500% 05/01/34                                       3,480,242        3,355,546
                                               5.000% 01/01/18 - 08/01/33                           23,188,709       23,410,845
                                               5.500% 12/01/17 - 10/01/33                           28,252,857       28,765,985
                                               6.500% 05/01/07 - 10/01/32                           14,898,183       15,702,518
                                               7.000% 07/01/32 - 12/01/32                            2,761,203        2,929,140
                                               7.125% 02/15/05                                       3,500,000        3,567,368

    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION   7.000% 08/15/23                                         476,023          509,980

                                               TOTAL MORTGAGE-BACKED SECURITIES
                                               (COST OF $86,322,891)                                                 87,839,392

COLLATERALIZED MORTGAGE OBLIGATIONS - 3.1%

       FEDERAL NATIONAL MORTGAGE ASSOCIATION   5.000% 12/25/15                                       2,700,000        2,743,919

       FIRST UNION CHASE COMMERCIAL MORTGAGE   6.645% 06/15/31                                       2,250,000        2,475,225

                   FIRST UNION NATIONAL BANK
                         COMMERCIAL MORTGAGE   6.223% 12/12/33                                       9,250,000       10,136,355

            LB-UBS COMMERCIAL MORTGAGE TRUST   6.510% 12/15/26                                       4,000,000        4,458,680

            RESIDENTIAL ACCREDIT LOANS, INC.   6.500% 03/25/29                                       2,667,049        2,625,016

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -
   (CONTINUED)

     WACHOVIA BANK COMMERCIAL MORTGAGE TRUST   3.990% 06/15/35                                         830,000          795,248

                                               TOTAL COLLATERALIZED MORTGAGE
                                                  OBLIGATIONS
                                               (COST OF $22,764,056)                                                 23,234,443

GOVERNMENT AGENCIES & OBLIGATIONS - 2.5%

       FEDERAL NATIONAL MORTGAGE ASSOCIATION   6.625% 09/15/09                                       7,600,000        8,562,236

                         U.S. TREASURY BONDS   5.375% 02/15/31                                       3,020,000        3,235,175
                                               6.250% 08/15/23                                       3,250,000        3,795,135

                          U.S. TREASURY NOTE   3.875% 02/15/13                                       2,990,000        2,971,313

                                                                                               U.S. GOVERNMENT
                                                                                        AGENCIES & OBLIGATIONS
                                                                                                         TOTAL       18,563,859

                                               TOTAL GOVERNMENT AGENCIES &
                                                  OBLIGATIONS
                                               (COST OF $17,731,265)                                                 18,563,859

ASSET-BACKED SECURITIES - 2.3%

     CAPITAL ONE MULTI-ASSET EXECUTION TRUST   3.650% 07/15/11                                       2,914,000        2,923,033

         CITIBANK CREDIT CARD ISSUANCE TRUST   2.900% 05/17/10                                       5,000,000        4,905,600

                        CONSUMER FUNDING LLC   5.430% 04/20/15                                       1,820,000        1,946,399

        DELTA FUNDING HOME EQUITY LOAN TRUST   8.010% 10/25/27                                       3,516,670        3,591,189

                 ORIGEN MANUFACTURED HOUSING   3.380% 08/15/17                                       1,930,000        1,904,987

              PROVIDIAN GATEWAY MASTER TRUST   3.350% 09/15/11 (d)                                   2,250,000        2,245,078

                                               TOTAL ASSET-BACKED SECURITIES
                                               (COST OF $17,656,723)                                                 17,516,286

                                                                                                        SHARES
-------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.4%

CONSUMER DISCRETIONARY - 0.2%

                                MEDIA - 0.2%   News Corp., Ltd., ADR                                    62,200        1,948,726
                                                                                                   Media Total        1,948,726
                                                                                                                 --------------
                                                                                        CONSUMER DISCRETIONARY
                                                                                                         TOTAL        1,948,726

                                 See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - (CONTINUED)

HEALTH CARE - 0.2%

     HEALTH CARE PROVIDERS & SERVICES - 0.2%   Fresenius AG                                             15,700        1,285,692
                                                                                       Health Care Providers &
                                                                                                Services Total        1,285,692
                                                                                                                 --------------
                                                                                              HEALTH CARE TOTAL       1,285,692

                                               TOTAL PREFERRED STOCKS
                                               (COST OF $3,721,296)                                                   3,234,418

                                                                                                       PAR ($)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND - 0.2%

ILLINOIS - 0.2%

              ILLINOIS STATE TAXABLE PENSION   5.100% 06/01/33                                       1,400,000        1,326,164
                                                                                                                 --------------
                                                                                                ILLINOIS TOTAL        1,326,164

                                               TOTAL MUNICIPAL BOND
                                               (COST OF $1,244,726)                                                   1,326,164

                                                                                                        SHARES
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANY - 0.0%

                                               iShares Russell 1000 Value
                                                  Index Fund                                             5,864          355,124

                                               TOTAL INVESTMENT MANAGEMENT
                                                  COMPANY
                                               (COST OF $350,345)                                                       355,124

                                                                                                         UNITS
-------------------------------------------------------------------------------------------------------------------------------
WARRANTS - 0.00% (a)(b)(c)

TRANSPORTATION, COMMUNICATIONS,
ELECTRIC, GAS & SANITARY SERVICES - 0.0%

CABLE - 0.0%

      CABLE SATISFACTION INTERNATIONAL, INC.   Expires 03/01/05                                             10               --

                                                                                                   Cable Total               --

FINANCE - 0.0%

                             ONO FINANCE PLC   Expires 03/16/11 (d)                                         30               --

                                               Expires 05/31/09                                             50               --

                                                                                                 Finance Total               --

TELECOMMUNICATIONS - 0.0% (d)

                           HORIZON PCS, INC.   Expires 10/01/10                                             45               --

                                 JAZZTEL PLC   Expires 07/15/10                                             15               --

                                                                                      Telecommunications Total               --
                                                                                                                 --------------
                                                                                               TRANSPORTATION,
                                                                                               COMMUNICATIONS,
                                                                                      ELECTRIC, GAS & SANITARY
                                                                                                SERVICES TOTAL               --
                                                                                                                 --------------
                                               TOTAL WARRANTS
                                               (COST OF $4,751)                                                              --

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)       VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 2.2%

                                               Repurchase agreement with State
                                               Street Bank & Trust Co., dated
                                               09/30/04, due 10/01/04 at 1.580%,
                                               collateralized by U.S. Treasury
                                               Bonds with various maturities to
                                               11/15/28, market value $17,227,985
                                               (repurchase proceeds $16,875,741)                     16,875,000      16,875,000

                                               TOTAL SHORT-TERM OBLIGATION
                                               (COST OF $16,875,000)                                                 16,875,000

                                               TOTAL INVESTMENTS - 99.3%
                                               (COST OF $681,163,836) (g)                                           747,854,022

                                               OTHER ASSETS & LIABILITIES,
                                                  NET - 0.7%                                                          5,549,023

                                               NET ASSETS - 100.0%                                                  753,403,045

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing security.

(b) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c) Security has no value.

(d) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, these securities amounted to $26,134,083, which represents 3.5% of net assets.

(e) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is being accrued. As of September 30, 2004, the value of these securities represents 0.4% of net assets.

(f) Variable rate security. The interest rate shown reflects the rate as of September 30, 2004.

(g) Cost for federal income tax purposes is $690,178,527.

                    ACRONYM                          NAME
            ----------------------------------------------------------------
                     ADR                   American Depositary Receipt
                     GDR                   Global Depositary Receipt
                    REIT                   Real Estate Investment Trust

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2004                                         COLUMBIA LIBERTY FUND

                                                                                                                           ($)
------------------------------------------------------------------------------------------------------------------------------
                                  ASSETS     Investments, at cost                                                  681,163,836
                                                                                                              ----------------
                                             Investments, at value                                                 747,854,022
                                             Cash                                                                        1,890
                                             Foreign currency (cost of $2,417,918)                                   2,441,429
                                             Receivable for:
                                               Investments sold                                                     11,565,001
                                               Fund shares sold                                                         78,546
                                               Interest                                                              2,002,613
                                               Dividends                                                               589,682
                                             Deferred Trustees' compensation plan                                       49,001
                                             Other assets                                                                2,305
                                                                                                              ----------------
                                                                                               Total Assets        764,584,489

                             LIABILITIES     Payable for:
                                               Investments purchased                                                 9,251,802
                                               Fund shares repurchased                                               1,008,085
                                               Investment advisory fee                                                 351,098
                                               Transfer agent fee                                                      202,242
                                               Pricing and bookkeeping fees                                             20,967
                                               Custody fee                                                              11,758
                                               Distribution and service fees                                           197,249
                                             Deferred Trustees' fees                                                    49,001
                                             Other liabilities                                                          89,242
                                                                                                              ----------------
                                                                                          Total Liabilities         11,181,444

                                                                                                 NET ASSETS        753,403,045

               COMPOSITION OF NET ASSETS     Paid-in capital                                                       779,002,880
                                             Undistributed net investment income                                       265,971
                                             Accumulated net realized loss                                         (92,561,560)
                                             Net unrealized appreciation on:
                                               Investments                                                          66,690,186
                                               Foreign currency translations                                             5,568

                                                                                                 NET ASSETS        753,403,045

                                 CLASS A     Net assets                                                            574,953,651
                                             Shares outstanding                                                     74,829,759
                                             Net asset value per share                                                    7.68(a)
                                             Maximum offering price per share ($7.68/0.9425)                              8.15(b)

                                 CLASS B     Net assets                                                            171,774,960
                                             Shares outstanding                                                     22,374,453
                                             Net asset value and offering price per share                                 7.68(a)

                                 CLASS C     Net assets                                                              6,033,253
                                             Shares outstanding                                                        787,692
                                             Net asset value and offering price per share                                 7.66(a)

                                 CLASS Z     Net assets                                                                641,181
                                             Shares outstanding                                                         78,703
                                             Net asset value, offering and redemption price per share                     8.15

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2004                      COLUMBIA LIBERTY FUND

                                                                                                                           ($)
------------------------------------------------------------------------------------------------------------------------------

                       INVESTMENT INCOME     Dividends                                                               8,960,109
                                             Interest                                                               14,393,372
                                                                                                              ----------------
                                               Total Investment Income (net of foreign taxes
                                                 withheld of $315,351)                                              23,353,481

                                EXPENSES     Investment advisory fee                                                 4,487,713
                                             Distribution fee:
                                               Class B                                                               1,506,447
                                               Class C                                                                  54,306
                                             Service fee:
                                               Class A                                                               1,411,048
                                               Class B                                                                 466,533
                                               Class C                                                                  16,813
                                             Transfer agent fee                                                      2,123,748
                                             Pricing and bookkeeping fees                                              243,226
                                             Trustees' fees                                                             25,741
                                             Custody fee                                                               155,263
                                             Non-recurring cost assumed by
                                               Investment Advisor (See Note 7)                                          38,217
                                             Other expenses                                                            336,582
                                                                                                              ----------------
                                               Total Expenses                                                       10,865,637
                                             Custody earnings credit                                                      (908)
                                             Non-recurring cost assumed by
                                               Investment Advisor (See Note 7)                                         (38,217)
                                                                                                              ----------------
                                               Net Expenses                                                         10,826,512
                                                                                                              ----------------
                                             Net Investment Income                                                  12,526,969

 NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS AND FOREIGN CURRENCY     Net realized gain on:
                                               Investments                                                          46,055,526
                                               Foreign currency transactions                                           205,627
                                                                                                              ----------------
                                                 Net realized gain                                                  46,261,153
                                             Net change in unrealized appreciation/depreciation on:
                                               Investments                                                          11,820,226
                                               Foreign currency translations                                           (91,842)
                                                                                                              ----------------
                                                 Net change in unrealized appreciation/depreciation                 11,728,384
                                                                                                              ----------------
                                             Net Gain                                                               57,989,537
                                                                                                              ----------------
                                             Net Increase in Net Assets from Operations                             70,516,506

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSET

                                                           COLUMBIA LIBERTY FUND

                                                                                          YEAR ENDED    PERIOD ENDED      YEAR ENDED
                                                                                       SEPTEMBER 30,   SEPTEMBER 30,     OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                          2004 ($)     2003(a) ($)        2002 ($)
------------------------------------------------------------------------------------------------------------------------------------
                OPERATIONS     Net investment income                                      12,526,969      12,765,956     21,443,393
                               Net realized gain (loss) on
                                 investments and foreign currency
                                 transactions                                             46,261,153     (64,758,817)   (54,835,580)
                               Net change in unrealized
                                 appreciation/depreciation
                                 on investments and foreign
                                 currency translations                                    11,728,384     131,286,455    (63,229,727)
                                                                                   ------------------------------------------------
                                   Net Increase (Decrease)
                                     from Operations                                      70,516,506      79,293,594    (96,621,914)

 DISTRIBUTIONS DECLARED TO
              SHAREHOLDERS     From net investment income:
                                 Class A                                                 (14,298,082)    (11,485,159)   (17,005,840)
                                 Class B                                                  (3,190,189)     (2,695,338)    (5,497,626)
                                 Class C                                                    (114,400)        (95,871)      (152,166)
                                 Class Z                                                     (12,128)         (3,990)        (2,052)
                                                                                   ------------------------------------------------
                                   Total Distributions Declared
                                     to Shareholders                                     (17,614,799)    (14,280,358)   (22,657,684)

        SHARE TRANSACTIONS     Class A:
                                 Subscriptions                                            37,892,836      30,009,096    105,394,779
                                 Distributions reinvested                                 12,354,492       9,880,217     14,644,268
                                 Redemptions                                            (119,711,950)   (105,108,191)  (169,597,219)
                                                                                   ------------------------------------------------
                                   Net Decrease                                          (69,464,622)    (65,218,878)   (49,558,172)
                               Class B:
                                 Subscriptions                                             8,611,119      13,886,617     25,619,801
                                 Distributions reinvested                                  2,991,365       2,521,392      5,091,643
                                 Redemptions                                             (72,114,732)    (68,287,936)  (155,969,000)
                                                                                   ------------------------------------------------
                                   Net Decrease                                          (60,512,248)    (51,879,927)  (125,257,556)
                               Class C:
                                 Subscriptions                                               865,340       1,772,232      1,636,700
                                 Distributions reinvested                                    102,295          85,680        134,171
                                 Redemptions                                              (3,921,468)     (1,905,669)    (3,308,046)
                                                                                   ------------------------------------------------
                                   Net Decrease                                           (2,953,833)        (47,757)    (1,537,175)
                               Class Z:
                                 Subscriptions                                               314,008         199,048        138,570
                                 Distributions reinvested                                     11,547           3,652          1,089
                                 Redemptions                                                 (42,739)        (11,121)       (35,392)
                                                                                   ------------------------------------------------
                                   Net Increase                                              282,816         191,579        104,267
                                                                                   ------------------------------------------------
                               Net Decrease from Share Transactions                     (132,647,887)   (116,954,983)  (176,248,636)
                                                                                   ------------------------------------------------
                                     Total Decrease in Net Assets                        (79,746,180)    (51,941,747)  (295,528,234)

                NET ASSETS     Beginning of period                                       833,149,225     885,090,972  1,180,619,206
                               End of period                                             753,403,045     833,149,225    885,090,972
                               Undistributed net investment income                           265,971       3,716,313      1,435,156

(a) The Fund changed its fiscal year end from October 31 to September 30.

See Accompanying Notes to Financial Statements.

                                                                                          YEAR ENDED    PERIOD ENDED      YEAR ENDED
                                                                                       SEPTEMBER 30,   SEPTEMBER 30,     OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                              2004         2003(a)           2002
------------------------------------------------------------------------------------------------------------------------------------
         CHANGES IN SHARES     Class A:
                                 Subscriptions                                             4,952,401       4,339,104     14,166,764
                                 Issued for distributions reinvested                       1,622,625       1,420,582      1,985,727
                                 Redemptions                                             (15,630,735)    (15,333,527)   (23,318,799)
                                                                                   ------------------------------------------------
                                   Net Decrease                                           (9,055,709)     (9,573,841)    (7,166,308)
                               Class B:
                                 Subscriptions                                             1,126,810       2,030,860      3,478,749
                                 Issued for distributions reinvested                         394,361         361,453        688,026
                                 Redemptions                                              (9,434,112)     (9,975,914)   (21,213,077)
                                                                                   ------------------------------------------------
                                   Net Decrease                                           (7,912,941)     (7,583,601)   (17,046,302)
                               Class C:
                                 Subscriptions                                               112,395         259,692        227,687
                                 Issued for distributions reinvested                          13,510          12,291         18,206
                                 Redemptions                                                (513,111)       (279,967)      (458,430)
                                                                                   ------------------------------------------------
                                   Net Decrease                                             (387,206)         (7,984)      (212,537)
                               Class Z:
                                 Subscriptions                                                38,166          26,042         18,011
                                 Issued for distributions reinvested                           1,427             489            149
                                 Redemptions                                                  (5,315)         (1,495)        (5,050)
                                                                                   ------------------------------------------------
                                   Net Increase                                               34,278          25,036         13,110

(a) The Fund changed its fiscal year end from October 31 to September 30.

                                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2004                                         COLUMBIA LIBERTY FUND

NOTE 1. ORGANIZATION

Columbia Liberty Fund (the "Fund"), a series of Columbia Funds Trust III (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOALS

The Fund seeks primarily income and capital growth. The Fund's secondary goal is capital preservation.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Effective October 13, 2003, The Liberty Fund was renamed Columbia Liberty Fund. Also on this date, the Liberty Funds Trust III was renamed Columbia Funds Trust III.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for the possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value," that value is likely to be different from the last quoted market price for the security.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2004, permanent differences resulting primarily from differing foreign currency transactions, discount accretion/premium amortization on debt securities, paydowns, REIT adjustments and market discount reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

        UNDISTRIBUTED           ACCUMULATED
       NET INVESTMENT          NET REALIZED         PAID-IN
           INCOME                  LOSS             CAPITAL
--------------------------------------------------------------------
        $  1,637,488           $  (1,637,488)        $  --

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the year ended September 30, 2004, and the period ended September 30, 2003 and the year ended October 31, 2002 was as follows:

                                  SEPTEMBER 30,    SEPTEMBER 30,    OCTOBER 31,
                                      2004             2003            2002
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income*                $  17,614,799    $  14,280,358   $  22,657,684

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of September 30, 2004, the components of distributable earnings on a tax basis were as follows:

       UNDISTRIBUTED            UNDISTRIBUTED
         ORDINARY                 LONG-TERM             NET UNREALIZED
          INCOME                CAPITAL GAINS            APPRECIATION*
-----------------------------------------------------------------------------
       $  1,141,284                $  --                $  57,681,065

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, and AICPA amortization/accretion adjustments.

Unrealized appreciation and depreciation at September 30, 2004, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation                            $  83,225,339
     Unrealized depreciation                              (25,549,844)
                                                        -------------
       Net unrealized appreciation                      $  57,675,495

The following capital loss carryforwards, determined as of September 30, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

              YEAR OF                   CAPITAL LOSS
             EXPIRATION                 CARRYFORWARD
--------------------------------------------------------------
               2010                      $  26,610,001
               2011                         57,687,070
                                         $  84,297,071

Capital loss carryforwards of $41,547,901 were utilized during the year ended September 30, 2004 for the Fund. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE

Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

       AVERAGE DAILY NET ASSETS             ANNUAL FEE RATE
--------------------------------------------------------------------
           First $1 billion                       0.55%
          Next $500 million                       0.50%
          Over $1.5 billion                       0.45%

Prior to November 1, 2003, Columbia was entitled to receive a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

       AVERAGE DAILY NET ASSETS             ANNUAL FEE RATE
--------------------------------------------------------------------
           First $1 billion                       0.55%
            Over $1 billion                       0.50%

For the year ended September 30, 2004, the Fund's effective investment advisory fee rate was 0.55%.

SUB-ADVISORY FEE

Nordea Investment Management North America, Inc. ("Nordea") has been retained by Columbia as sub-advisor to manage the day-to-day investment operations of the Fund. Columbia, out of the advisory fee it receives, pays Nordea a monthly sub-advisory fee equal to 0.40% annually of the average daily net assets of the Fund.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended September 30, 2004, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.030%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee, in addition to reimbursement for certain out-of-pocket expenses, at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions.

For the year ended September 30, 2004, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.26%.

Effective October 13, 2003, Liberty Funds Services, Inc. was renamed Columbia Funds Services, Inc.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the year ended September 30, 2004, the Distributor has retained net underwriting discounts of $25,997 on sales of the Fund's Class A shares and received CDSC fees of $1,114, $311,791 and $1,259 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") for Class A, Class B and Class C shares, which requires the payment of a monthly service fee to the Distributor. The service fee is equal to 0.15% annually of the average daily net assets attributable to the shares issued prior to April 1, 1989 and 0.25% annually of the average daily net assets attributable to outstanding Class A, Class B, and Class C shares issued thereafter. This arrangement results in a service fee that is a blend between the 0.15% and 0.25% annual rates for the Class A, Class B and Class C shares. For the year ended September 30, 2004, the Class A, Class B and Class C shares' effective service fee rate was 0.23%.

The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Effective October 13, 2003, Liberty Funds Distributor, Inc. was renamed Columbia Funds Distributor, Inc.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Chief Compliance Officer role. The Fund's fee will not exceed $15,000 per year.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended September 30, 2004, the Fund paid $2,632 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended September 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $591,164,926 and $730,107,717, respectively of which $52,293,615 and $60,016,505, respectively were U.S. Government securities.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended September 30, 2004, the Fund did not borrow under these arrangements.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended September 30, 2004, Columbia has assumed $38,217 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 8. COMPARABILITY OF FINANCIAL STATEMENTS

The fiscal year end of the Fund was changed from October 31 to September 30. Accordingly, the Fund's 2004 fiscal year ended on September 30, 2004.

FINANCIAL HIGHLIGHTS

                                                           COLUMBIA LIBERTY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                       PERIOD
                                   YEAR ENDED           ENDED
                                SEPTEMBER 30,   SEPTEMBER 30,                            YEAR ENDED OCTOBER 31,
CLASS A SHARES                           2004      2003(a)(b)            2002(b)         2001(b)         2000(b)         1999(b)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD               $      7.22     $      6.68        $      7.53     $     10.24     $     10.81     $     10.38

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (c)                0.13            0.12               0.16(d)         0.19            0.19            0.21
Net realized and unrealized
gain (loss) on investments,
foreign currency and
futures contracts                        0.51            0.55              (0.84)(d)       (1.70)           0.63            0.89
                                  -----------     -----------        -----------     -----------     -----------     -----------
Total from Investment
Operations                               0.64            0.67              (0.68)          (1.51)           0.82            1.10

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income              (0.18)          (0.13)             (0.17)          (0.20)          (0.19)          (0.23)
From net realized gains                    --              --                 --           (1.00)          (1.20)          (0.44)
                                  -----------     -----------        -----------     -----------     -----------     -----------
Total Distributions Declared
to Shareholders                         (0.18)          (0.13)             (0.17)          (1.20)          (1.39)          (0.67)

NET ASSET VALUE, END OF PERIOD    $      7.68     $      7.22        $      6.68     $      7.53     $     10.24     $     10.81
Total return (e)                         8.92%          10.13%(f)          (9.19)%        (16.38)%          8.16%          10.94%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses (g)                   1.13%           1.23%(h)           1.18%           1.13%           1.06%           1.12%
Interest expense                           --              --%(h)(i)          --%(i)          --              --              --
Expenses (g)                             1.13%           1.23%(h)           1.18%           1.13%           1.06%           1.12%
Net investment income (g)                1.73%           1.86%(h)           2.24%(d)        2.29%           1.88%           2.02%
Portfolio turnover rate                    74%            109%(f)             41%             55%             78%             74%
Net assets, end of
period (000's)                    $   574,954     $   605,859        $   624,483     $   757,467     $   874,225     $   936,331

(a) The Fund has changed its fiscal year end from October 31 to September 30.
(b) For the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999, the Fund was audited by Ernst & Young LLP.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain/loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 2.28% to 2.24%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Rounds to less than 0.01%.

                                                       PERIOD
                                   YEAR ENDED           ENDED
                                SEPTEMBER 30,   SEPTEMBER 30,                            YEAR ENDED OCTOBER 31,
CLASS B SHARES                           2004      2003(a)(b)            2002(b)         2001(b)         2000(b)         1999(b)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD               $      7.21     $      6.67        $      7.51     $     10.22     $     10.79     $     10.36

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (c)                0.07            0.07               0.11(d)         0.13            0.12            0.14
Net realized and unrealized
gain (loss) on investments,
foreign currency and
futures contracts                        0.52            0.55              (0.83)(d)       (1.71)           0.62            0.88
                                  -----------     -----------        -----------     -----------     -----------     -----------
Total from Investment
Operations                               0.59            0.62              (0.72)          (1.58)           0.74            1.02

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income              (0.12)          (0.08)             (0.12)          (0.13)          (0.11)          (0.15)
From net realized gains                    --              --                 --           (1.00)          (1.20)          (0.44)
                                  -----------     -----------        -----------     -----------     -----------     -----------
Total Distributions Declared
to Shareholders                         (0.12)          (0.08)             (0.12)          (1.13)          (1.31)          (0.59)

NET ASSET VALUE, END OF PERIOD    $      7.68     $      7.21        $      6.67     $      7.51     $     10.22     $     10.79
Total return (e)                         8.22%           9.33%(f)          (9.77)%        (17.05)%          7.33%          10.11%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses (g)                   1.88%           1.98%(h)           1.93%           1.88%           1.81%           1.88%
Interest expense                           --              --%(h)(i)          --%(i)          --              --              --
Expenses (g)                             1.88%           1.98%(h)           1.93%           1.88%           1.81%           1.88%
Net investment income (g)                0.97%           1.11%(h)           1.49%(d)        1.54%           1.13%           1.26%
Portfolio turnover rate                    74%            109%(f)             41%             55%             78%             74%
Net assets, end of
period (000's)                    $   171,775     $   218,494        $   252,598     $   412,639     $   604,975     $   706,366

(a) The Fund has changed its fiscal year end from October 31 to September 30.
(b) For the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999, the Fund was audited by Ernst & Young LLP.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 1.53% to 1.49%. The impact to the net investment income and net realized and unrealized gain (loss) per share was less than $0.01. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Rounds to less than 0.01%.

                                                       PERIOD
                                   YEAR ENDED           ENDED
                                SEPTEMBER 30,   SEPTEMBER 30,                            YEAR ENDED OCTOBER 31,
CLASS C SHARES                           2004      2003(a)(b)            2002(b)         2001(b)         2000(b)         1999(b)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD               $      7.20     $      6.66        $      7.50     $     10.21     $     10.78     $     10.35

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (c)                0.07            0.07               0.11(d)         0.13            0.12            0.14
Net realized and unrealized
gain (loss) on investments,
foreign currency and
futures contracts                        0.51            0.55              (0.83)(d)       (1.71)           0.62            0.88
                                  -----------     -----------        -----------     -----------     -----------     -----------
Total from Investment
Operations                               0.58            0.62              (0.72)          (1.58)           0.74            1.02

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income              (0.12)          (0.08)             (0.12)          (0.13)          (0.11)          (0.15)
From net realized gains                    --              --                 --           (1.00)          (1.20)          (0.44)
                                  -----------     -----------        -----------     -----------     -----------     -----------
Total Distributions Declared
to Shareholders                         (0.12)          (0.08)             (0.12)          (1.13)          (1.31)          (0.59)

NET ASSET VALUE, END OF PERIOD    $      7.66     $      7.20        $      6.66     $      7.50     $     10.21     $     10.78
Total return (e)                         8.09%           9.34%(f)          (9.78)%        (17.07)%          7.34%          10.15%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses (g)                   1.88%           1.98%(h)           1.93%           1.88%           1.81%           1.88%
Interest expense                           --              --%(h)(i)          --%(i)          --              --              --
Expenses (g)                             1.88%           1.98%(h)           1.93%           1.88%           1.81%           1.88%
Net investment income (g)                0.97%           1.11%(h)           1.49%(d)        1.54%           1.13%           1.26%
Portfolio turnover rate                    74%            109%(f)             41%             55%             78%             74%
Net assets, end of
period (000's)                    $     6,033     $     8,457        $     7,873     $    10,463     $     6,519     $     9,074

(a) The Fund has changed its fiscal year end from October 31 to September 30.
(b) For the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999, the Fund was audited by Ernst & Young LLP.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 1.53% to 1.49%. The impact to the net investment income and net realized and unrealized loss per share was less than $0.01. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Rounds to less than 0.01%.

                                                       PERIOD
                                   YEAR ENDED           ENDED
                                SEPTEMBER 30,   SEPTEMBER 30,                            YEAR ENDED OCTOBER 31,
CLASS Z SHARES                           2004      2003(a)(b)            2002(b)         2001(b)         2000(b)         1999(b)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD               $      7.65     $      7.07        $      7.95     $     10.75     $     11.28     $     10.39

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (c)                0.16            0.14               0.19(d)         0.21            0.22            0.24
Net realized and unrealized
gain (loss) on investments,
foreign currency and
futures contracts                        0.54            0.59              (0.88)(d)       (1.79)           0.67            1.34
                                  -----------     -----------        -----------     -----------     -----------     -----------
Total from Investment
Operations                               0.70            0.73              (0.69)          (1.58)           0.89            1.58

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income              (0.20)          (0.15)             (0.19)          (0.22)          (0.22)          (0.25)
From net realized gains                    --              --                 --           (1.00)          (1.20)          (0.44)
                                  -----------     -----------        -----------     -----------     -----------     -----------
Total Distributions Declared
to Shareholders                         (0.20)          (0.15)             (0.19)          (1.22)          (1.42)          (0.69)

NET ASSET VALUE, END OF PERIOD    $      8.15     $      7.65        $      7.07     $      7.95     $     10.75     $     11.28
Total return (e)                         9.19%          10.38%(f)          (8.88)%        (16.25)%          8.44%          15.92%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses (g)                   0.90%           1.00%(h)           0.95%           0.90%           0.82%           0.88%
Interest expense                           --              --%(h)(i)          --%(i)          --              --              --
Expenses (g)                             0.90%           1.00%(h)           0.95%           0.90%           0.82%           0.88%
Net investment income (g)                1.99%           2.00%(h)           2.47%(d)        2.52%           2.12%           2.26%
Portfolio turnover rate                    74%            109%(f)             41%             55%             78%             74%
Net assets, end
of period (000's)                 $       641     $       340        $       137     $        50     $         3     $         3

(a) The Fund has changed its fiscal year end from October 31 to September 30.
(b) For the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999, the Fund was audited by Ernst & Young LLP.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 2.51% to 2.47%. The impact to the net investment income and net realized and unrealized loss per share was less than $0.01. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(e) Total return at net asset value assuming all distributions reinvested.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Rounds to less than 0.01%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                                           COLUMBIA LIBERTY FUND

TO THE TRUSTEES OF COLUMBIA FUNDS TRUST III AND THE SHAREHOLDERS OF COLUMBIA LIBERTY FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Liberty Fund (the "Fund") (a series of Columbia Funds Trust III) at September 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial statements and financial highlights of the Fund as of September 30, 2003 and for fiscal periods ending on or prior to September 30, 2003 were audited by other independent accounts whose report dated November 14, 2003 expressed an unqualified opinion on these statements and highlights.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 15, 2004

UNAUDITED INFORMATION

                                                           COLUMBIA LIBERTY FUND

FEDERAL INCOME TAX INFORMATION

42.01% of the ordinary income distributed by the Fund, for the year ended September 30, 2004, qualifies for the corporate dividends received deduction.

For non-corporate shareholders, 58.83%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period October 1, 2003 to September 30, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div-Form.

TRUSTEES

                                                           COLUMBIA LIBERTY FUND

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of the Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Fund now oversees 118 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustrees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)   FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 49)                     Executive Vice President-Strategy of United Airlines (airline) since
P.O. Box 66100                                 December 2002 (formerly President of UAL Loyalty Services (airline) from
Chicago, IL 60666                              September 2001 to December 2002; Executive Vice President and Chief Financial
Trustee (since 1996)                           Officer of United Airlines from March 1999 to September 2001; Senior Vice
                                               President-Finance from March 1993 to July 1999). Oversees 118, Orbitz, Inc. (on-line travel company)

JANET LANGFORD KELLY (age 46)                  Adjunct Professor of Law, Northwestern University, since September 2004; Private
9534 W. Gull Lake Drive                        Investor since March 2004 (formerly Chief Administrative Officer and Senior Vice
Richland, MI 49083-8530                        President, Kmart Holding Corporation (consumer goods), from September 2003 to
Trustee (since 1996)                           March 2004; Executive Vice President-Corporate Development and Administration,
                                               General Counsel and Secretary, Kellogg Company (food manufacturer), from
                                               September 1999 to August 2003; Senior Vice President, Secretary and General
                                               Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January 1995 to September 1999). Oversees 118, None

RICHARD W. LOWRY (age 68)                      Private Investor since August 1987 (formerly Chairman and Chief Executive
10701 Charleston Drive                         Officer, U.S. Plywood Corporation (building products manufacturer)). Oversees
Vero Beach, FL 32963                           120(3), None
Trustee (since 1995)

CHARLES R. NELSON (age 62)                     Professor of Economics, University of Washington, since January 1976; Ford and
Department of Economics                        Louisa Van Voorhis Professor of Political Economy, University of Washington,
University of Washington                       since September 1993 (formerly Director, Institute for Economic Research,
Seattle, WA 98195                              University of Washington from September 2001 to June 2003) Adjunct Professor of
Trustee (since 1981)                           Statistics, University of Washington, since September 1980; Associate Editor,
                                               Journal of Money Credit and Banking, since September 1993; consultant on econometric and statistical matters. Oversees 118, None

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)   FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

JOHN J. NEUHAUSER (age 61)                     Academic Vice President and Dean of Faculties since August 1999, Boston College
84 College Road                                (formerly Dean, Boston College School of Management from September 1977 to
Chestnut Hill, MA 02467-3838                   September 1999). Oversees 121(3),(4), Saucony, Inc. (athletic footwear)
Trustee (since 1985)

PATRICK J. SIMPSON (age 60)                    Partner, Perkins Coie L.L.P.(law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

THOMAS E. STITZEL (age 68)                     Business Consultant since 1999 (formerly Professor of Finance from 1975 to
2208 Tawny Woods Place                         1999, College of Business, Boise State University); Chartered Financial Analyst.
Boise, ID 83706                                Oversees 118, None.
Trustee (since 1998)

THOMAS C. THEOBALD (age 67)                    Partner and Senior Advisor, Chicago Growth Partners (private equity investing)
303 W. Madison                                 since September 2004 (formerly Managing Director, William Blair Capital Partners
Suite 2500                                     (private equity investing) from September 1994 to September 2004).Oversees
Chicago, IL 60606                              118, Anixter International (network support equipment distributor); Ventas,
Trustee and Chairman of the Board(5)           Inc. (real estate investment trust); Jones Lang LaSalle (real estate management
(since 1996)                                   services) and Ambac Financial Group (financial guaranty insurance)

ANNE-LEE VERVILLE (age 59)                     Retired since 1997 (formerly General Manager, Global Education Industry, IBM
359 Stickney Hill Road                         Corporation (computer and technology) from 1994 to 1997). Oversees
Hopkinton, NH 03229                            119(4), Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer
Trustee (since 1998)                           and distributor of giftware and collectibles)

RICHARD L. WOOLWORTH (age 63)                  Retired since December 2003 (formerly Chairman and Chief Executive Officer, The
100 S.W. Market Street                         Regence Group (regional health insurer); Chairman and Chief Executive Officer,
#1500                                          BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young &
Portland, OR 97207                             Company). Oversees 118, Northwest Natural Gas Co. (natural gas service provider)
Trustee (since 1991)

INTERESTED TRUSTEE

WILLIAM E. MAYER(2) (age 64)                  Managing Partner, Park Avenue Equity Partners (private equity) since
399 Park Avenue                                February 1999 (formerly Founding Partner, Development Capital LLC from November
Suite 3204                                     1996 to February 1999).Oversees 120(3), Lee Enterprises (print media), WR Hambrecht
New York, NY 10022                             + Co. (financial service provider); First Health (healthcare); Reader's Digest
Trustee (since 1994)                           (publishing); OPENFIELD Solutions (retail industry technology provider)

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

OFFICERS

                                                           COLUMBIA LIBERTY FUND

NAME, ADDRESS AND AGE, POSITION WITH COLUMBIA FUNDS,    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
YEAR FIRST ELECTED OR APPOINTED TO OFFICE
CHRISTOPHER L. WILSON (age 47)                          President of the Columbia Funds since October 2004
One Financial Center                                    (formerly President and Chief Executive Officer, CDC
Boston, MA 02111                                        IXIS Asset Management Services, Inc. from
President (since 2004)                                  September 1998 to August 2004).

J. KEVIN CONNAUGHTON (age 40)                           Treasurer of the Columbia Funds and of the Liberty
One Financial Center                                    All-Star Funds since December 2000; Vice President of
Boston, MA 02111                                        the Advisor since April 2003 (formerly President of
Treasurer (since 2000)                                  the Columbia Funds from February 2004 to
                                                        October 2004; Chief Accounting Officer and Controller of
                                                        the Liberty Funds and of the Liberty All-Star Funds
                                                        from February 1998 to October 2000); Treasurer of the
                                                        Galaxy Funds since September 2002; Treasurer, Columbia
                                                        Management Multi-Strategy Hedge Fund, LLC since
                                                        December 2002 (formerly Vice President of Colonial
                                                        Management Associates, Inc. from February 1998 to
                                                        October 2000).

MARY JOAN HOENE (age 54)                                Senior Vice President and Chief Compliance Officer of
40 West 57th Street                                     the Columbia Funds since August 2004; Chief Compliance
New York, NY 10019                                      Officer of the Liberty All-Star Funds since August 2004
Senior Vice President and Chief Compliance              (formerly Partner, Carter, Ledyard & Milburn LLP from
Officer (since 2004)                                    January 2001 to August 2004; Counsel, Carter, Ledyard &
                                                        Milburn LLP from November 1999 to December 2000; Vice
                                                        President and Counsel, Equitable Life Assurance
                                                        Society of the United States from April 1998 to
                                                        November 1999,).

MICHAEL G. CLARKE (age 34)                              Chief Accounting Officer of the Columbia Funds and of
One Financial Center                                    the Liberty All-Star Funds since October 2004 (formerly
Boston, MA 02111                                        Controller of the Columbia Funds and of the Liberty
Chief Accounting Officer (since 2004)                   All-Star Funds from May 2004 to October 2004; Assistant
                                                        Treasurer from June, 2002 to May 2004; Vice President,
                                                        Product Strategy & Development of the Liberty Funds
                                                        Group from February 2001 to June 2002; Assistant
                                                        Treasurer of the Liberty Funds and of the Liberty
                                                        All-Star Funds from August 1999 to February 2001; Audit
                                                        Manager, Deloitte & Touche LLP from May 1997 to
                                                        August 1999).

JEFFREY R. COLEMAN (age 34)                             Controller of the Columbia Funds and of the Liberty
One Financial Center                                    All-Star Funds since October 2004 (formerly Vice
Boston, MA 02111                                        President of CDC IXIS Asset Management Services, Inc.
Controller (since 2004)                                 and Deputy Treasurer of the CDC Nvest Funds and Loomis
                                                        Sayles Funds from February 2003 to September 2004;
                                                        Assistant Vice President of CDC IXIS Asset Management
                                                        Services, Inc. and Assistant Treasurer of the CDC Nvest
                                                        Funds from August 2000 to February 2003; Tax Manager of
                                                        PFPC, Inc. from November 1996 to August 2000).

DAVID A. ROZENSON (age 50)                              Secretary of the Columbia Funds and of the Liberty
One Financial Center                                    All-Star Funds since December 2003; Senior Counsel,
Boston, MA 02111                                        Bank of America Corporation (formerly Fleet Boston
Secretary (since 2003)                                  Financial Corporation) since January 1996; Associate
                                                        General Counsel, Columbia Management Group since
                                                        November 2002.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                           COLUMBIA LIBERTY FUND

TRANSFER AGENT
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Liberty Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to their portfolio securities and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

COLUMBIA FUNDS

                                                           COLUMBIA LIBERTY FUND

                    LARGE GROWTH        Columbia Common Stock*
                                        Columbia Growth*
                                        Columbia Growth Stock
                                        Columbia Large Cap Growth
                                        Columbia Tax-Managed Growth
                                        Columbia Tax-Managed Growth II
                                        Columbia Young Investor

                     LARGE VALUE        Columbia Disciplined Value
                                        Columbia Growth & Income
                                        Columbia Large Cap Core
                                        Columbia Tax-Managed Value

                   MIDCAP GROWTH        Columbia Acorn Select
                                        Columbia Mid Cap Growth
                                        Columbia Tax-Managed Aggressive Growth**

                    MIDCAP VALUE        Columbia Dividend Income
                                        Columbia Mid Cap
                                        Columbia Strategic Investor

                    SMALL GROWTH        Columbia Acorn
                                        Columbia Acorn USA
                                        Columbia Small Company Equity

                     SMALL VALUE        Columbia Small Cap
                                        Columbia Small Cap Value

                        BALANCED        Columbia Asset Allocation
                                        Columbia Balanced
                                        Columbia Liberty Fund

                       SPECIALTY        Columbia Real Estate Equity
                                        Columbia Technology
                                        Columbia Utilities

            TAXABLE FIXED-INCOME        Columbia Contrarian Income*
                                        Columbia Corporate Bond*
                                        Columbia Federal Securities
                                        Columbia Fixed Income Securities
                                        Columbia High Yield
                                        Columbia High Yield Opportunities
                                        Columbia Income
                                        Columbia Intermediate Bond
                                        Columbia Intermediate Government Income
                                        Columbia Quality Plus Bond
                                        Columbia Short Term Bond
                                        Columbia Strategic Income

                      TAX EXEMPT        Columbia High Yield Municipal
                                        Columbia Intermediate Tax-Exempt Bond
                                        Columbia Managed Municipals
                                        Columbia National Municipal Bond
                                        Columbia Tax-Exempt
                                        Columbia Tax-Exempt Insured

         SINGLE STATE TAX EXEMPT        Columbia California Tax-Exempt
                                        Columbia Connecticut Intermediate Municipal Bond
                                        Columbia Connecticut Tax-Exempt
                                        Columbia Florida Intermediate Municipal Bond
                                        Columbia Massachusetts Intermediate Municipal Bond
                                        Columbia Massachusetts Tax-Exempt
                                        Columbia New Jersey Intermediate Municipal Bond
                                        Columbia New York Intermediate Municipal Bond
                                        Columbia New York Tax-Exempt
                                        Columbia Oregon Municipal Bond
                                        Columbia Pennsylvania Intermediate Municipal Bond
                                        Columbia Rhode Island Intermediate Municipal Bond

                    MONEY MARKET        Columbia Money Market
                                        Columbia Municipal Money Market

            INTERNATIONAL/GLOBAL        Columbia Acorn International
                                        Columbia Acorn International Select
                                        Columbia Europe**
                                        Columbia Global Equity
                                        Columbia International Equity*
                                        Columbia International Stock
                                        Columbia Newport Asia Pacific**
                                        Columbia Newport Greater China
                                        Columbia Newport Tiger

                           INDEX        Columbia Large Company Index
                                        Columbia Small Company Index
                                        Columbia U.S. Treasury Index

* The fund will be closed to new investments after the close of business on November 10, 2004. The fund's trustees have approved the merger, which will take effect on or about February 26, 2005, pending shareholder approval.
** The fund will be closed to new investments after the close of business on November 10, 2004. The fund's trustees have approved the liquidation, which will take effect on December 10, 2004.


Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.


For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory and distributor subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.


COLUMBIA LIBERTY FUND ANNUAL REPORT, SEPTEMBER 30, 2004              PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20
[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP


(C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com

                                                721-02/969S-0904 (11/04) 04/3399

ITEM 2. CODE OF ETHICS.

   (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

   (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fee information below is disclosed in aggregate for the two series of the registrant whose reports to stockholders are included in this annual filing. Effective March 1, 2004, one of the series of the registrant included in this filing engaged a new independent accountant. Unless otherwise noted, fees disclosed below represent fees paid or accrued to the current and predecessor principal accountants while each was engaged by the registrant.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended September 30, 2004 and September 30, 2003 are approximately as follows:

                           2004        2003
                           $ 60,490    $ 56,330

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended September 30, 2004 and September 30, 2003 are approximately as follows:

                           2004       2003
                           $ 7,000    $ 8,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2004 and 2003, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Audit-Related services that were approved under the "de minimis" exception during the fiscal years ended September 30, 2004 and September 30, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years ended September 30, 2004 and September 30, 2003, there were no Audit-Related Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended September 30, 2004 and September 30, 2003 was zero.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended September 30, 2004 and September 30, 2003 are approximately as follows:

                           2004       2003
                           $ 4,812    $ 5,187

Tax Fees in both fiscal years 2004 and 2003 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Tax Fees that were approved under the "de minimis" exception during the fiscal years ended September 30, 2004 and September 30, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years ended September 30, 2004 and September 30, 2003, there were no Tax Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Tax fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended September 30, 2004 and September 30, 2003 was zero.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended September 30, 2004 and September 30, 2003 are as follows:

                           2004      2003
                           $ 0       $ 0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in (a)-(c) above.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of All Other Fees that were approved under the "de minimis" exception during the fiscal years ended September 30, 2004 and September 30, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended September 30, 2004, All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $95,000 (note that fees were paid to the current principal accountant). During the fiscal year ended September 30, 2003, All Other Fees that would have been subject to pre-approval had paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X been applicable at the time the services were provided, were approximately $95,000 (note that fees were paid to the current principal accountant). For both fiscal years, All Other Fees relate to internal controls reviews of the registrant's transfer agent.

The percentage of All Other Fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended September 30, 2004 and September 30, 2003 was zero.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from July 1 through August 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

   - A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;
   - The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;
   - The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.
   - If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV.  REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

   -   A general description of the services, and
   -   Actual billed and projected fees, and
   - The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V.  AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) This information has been included in items (b)-(d) above.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended September 30, 2004 and September 30, 2003 are disclosed in (b)-(d) above.

All non-audit fees billed by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2004 and September 30, 2003 are also disclosed in (b)-(d) above. Such fees were approximately $95,000 and $95,000, respectively.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 10. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

   (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                  Columbia Funds Trust III
            ------------------------------------------------------------


By (Signature and Title)      /s/ Christopher L. Wilson
                        ------------------------------------------------
                              Christopher L. Wilson, President


Date                          November 24, 2004
    --------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)      /s/ Christopher L. Wilson
                        ------------------------------------------------
                              Christopher L. Wilson, President


Date                          November 24, 2004
    --------------------------------------------------------------------


By (Signature and Title)      /s/ J. Kevin Connaughton
                        ------------------------------------------------
                              J. Kevin Connaughton, Treasurer


Date                          November 24, 2004
    --------------------------------------------------------------------